                                                                     EXHIBIT 4.7

                                                                  EXECUTION COPY









                              BOTTLING GROUP, LLC
                                  (as Obligor)

                                      and

                                 PEPSICO, INC.
                                 (as Guarantor)

                                      and

                              JPMORGAN CHASE BANK
                                  (as Trustee)

            $1,000,000,000 4-5/8% Senior Notes due November 15, 2012

       $1,000,000,000 4-5/8% Series B Senior Notes due November 15, 2012


                                   Indenture

                         Dated as of November 15, 2002
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                                TABLE OF CONTENTS

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                                                      ARTICLE I
                               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Definitions...................................................................................    1

Section 1.02.  Officers' Certificates and Opinions...........................................................   13

Section 1.03.  Form of Documents Delivered to Trustee........................................................   13

Section 1.04.  Acts of Holders...............................................................................   14

Section 1.05.  Notices, Etc., to Trustee, Obligor and Guarantor..............................................   15

Section 1.06.  Notice to Holders; Waiver.....................................................................   15

Section 1.07.  Conflict with Trust Indenture Act.............................................................   16

Section 1.08.  Effect of Headings and Table of Contents......................................................   16

Section 1.09.  Successors and Assigns........................................................................   16

Section 1.10.  Separability Clause...........................................................................   16

Section 1.11.  Benefits of Indenture.........................................................................   16

Section 1.12.  Governing Law.................................................................................   16

Section 1.13.  Counterparts..................................................................................   16

Section 1.14.  Legal Holidays................................................................................   16

                                                     ARTICLE II
                                                      THE NOTES

Section 2.01.  Form and Dating...............................................................................   17

Section 2.03.  Temporary Notes...............................................................................   20

Section 2.04.  Registration, Transfer and Exchange...........................................................   20

Section 2.05.  Mutilated, Destroyed, Lost and Stolen Notes...................................................   25

Section 2.06.  Payment of Interest; Interest Rights Preserved................................................   26

Section 2.07.  Persons Deemed Owners.........................................................................   27

Section 2.08.  Cancellation..................................................................................   28

Section 2.09.  Computation of Interest.......................................................................   28

Section 2.10.  CUSIP Numbers.................................................................................   28

Section 2.11.  Additional Interest under Registration Rights Agreement.......................................   28
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                                       i
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                               TABLE OF CONTENTS
                                  (continued)

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                                                     ARTICLE III
                                             SATISFACTION AND DISCHARGE

Section 3.01.  Satisfaction and Discharge of Indenture.......................................................   28

Section 3.02.  Defeasance and Discharge of Covenants upon Deposit of Moneys, U.S. Government Obligations.....   30

Section 3.03.  Application of Trust Money....................................................................   31

Section 3.04.  Paying Agent to Repay Moneys Held.............................................................   31

Section 3.05.  Return of Unclaimed Amounts...................................................................   31

                                                     ARTICLE IV
                                                      REMEDIES

Section 4.01.  Events of Default.............................................................................   32

Section 4.02.  Acceleration of Maturity; Rescission and Annulment............................................   34

Section 4.03.  Collection of Indebtedness and Suits for Enforcement..........................................   35

Section 4.04.  Trustee May File Proofs of Claim..............................................................   36

Section 4.05.  Trustee May Enforce Claims Without Possession of Notes........................................   36

Section 4.06.  Application of Money Collected................................................................   37

Section 4.07.  Limitation on Suits...........................................................................   37

Section 4.08.  Unconditional Right of Holders to Receive Payment of Principal, Premium and Interest..........   38

Section 4.09.  Restoration of Rights and Remedies............................................................   38

Section 4.10.  Rights and Remedies Cumulative................................................................   38

Section 4.11.  Delay or Omission Not Waiver..................................................................   38

Section 4.12.  Control by Holders............................................................................   38

Section 4.13.  Waiver of Past Defaults.......................................................................   38

Section 4.14.  Undertaking for Costs.........................................................................   39

Section 4.15.  Waiver of Stay or Extension Laws..............................................................   39

                                                      ARTICLE V
                                                     THE TRUSTEE

Section 5.01.  Certain Duties and Responsibilities of Trustee................................................   39

Section 5.02.  Notice of Defaults............................................................................   40

Section 5.03.  Certain Rights of Trustee.....................................................................   41
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                                       ii

                               TABLE OF CONTENTS
                                  (continued)

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Section 5.04.  Not Responsible for Recitals or Issuance of Notes.............................................   42

Section 5.05.  May Hold Notes................................................................................   42

Section 5.06.  Money Held in Trust...........................................................................   42

Section 5.07.  Compensation and Reimbursement................................................................   42

Section 5.08.  Disqualification; Conflicting Interests.......................................................   43

Section 5.09.  Corporate Trustee Required; Eligibility.......................................................   43

Section 5.10.  Resignation and Removal; Appointment of Successor.............................................   43

Section 5.11.  Acceptance of Appointment by Successor........................................................   44

Section 5.12.  Merger, Conversion, Consolidation or Succession to Business...................................   45

Section 5.13.  Preferential Collection of Claims Against Obligor.............................................   45

Section 5.14.  Appointment of Authenticating Agent...........................................................   45

                                                     ARTICLE VI
                                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND OBLIGOR

Section 6.01.  Obligor to Furnish Trustee Names and Addresses of Holders.....................................   47

Section 6.02.  Preservation of Information; Communications to Holders........................................   47

Section 6.03.  Reports by Trustee............................................................................   48

Section 6.04.  Reports by Obligor and Guarantor..............................................................   49

                                                    ARTICLE VII
                                   CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 7.01.  Obligor May Consolidate, Etc., Only on Certain Terms..........................................   49

Section 7.02.  Guarantor May Consolidate, Etc., Only on Certain Terms........................................   50

Section 7.03.  Successor Entity Substituted..................................................................   50

                                                    ARTICLE VIII
                                              SUPPLEMENTAL INDENTURES

Section 8.01.  Supplemental Indentures Without Consent of Holders............................................   50

Section 8.02.  Supplemental Indentures with Consent of Holders...............................................   51

Section 8.03.  Execution of Supplemental Indentures..........................................................   52

Section 8.04.  Effect of Supplemental Indentures.............................................................   52

Section 8.05.  Conformity with Trust Indenture Act...........................................................   52
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                                      iii
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                               TABLE OF CONTENTS
                                  (continued)

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                                                     ARTICLE IX
                                                     COVENANTS

Section 9.01.  Payment of Principal, Premium and Interest....................................................   53

Section 9.02.  Maintenance of Office or Agency...............................................................   53

Section 9.03.  Money for Note Payments to be Held in Trust...................................................   53

Section 9.04.  Certificate to Trustee........................................................................   54

Section 9.05.  Existence.....................................................................................   54

Section 9.06.  Limitation on Liens...........................................................................   55

Section 9.07.  Limitation on Sale-Leaseback Transactions.....................................................   57

                                                     ARTICLE X
                                                REDEMPTION OF NOTES

Section 10.01. Election to Redeem; Notice to Trustee.........................................................   57

Section 10.02. Notice of Redemption..........................................................................   57

Section 10.03. Deposit of Redemption Price...................................................................   58

Section 10.04. Notes Payable on Redemption Date..............................................................   58

Section 10.05. Optional Redemption...........................................................................   58

Section 10.06. Mandatory Redemption..........................................................................   59

                                                     ARTICLE XI
                                                     GUARANTEE

Section 11.01. Guarantee.....................................................................................   59

Section 11.02. Execution and Delivery of the Guarantee.......................................................   63

Section 11.03. Limitation of the Guarantor's Liability.......................................................   63


EXHIBIT A:  Form of Initial Note.............................................................................  A-1

EXHIBIT B:  Form of Series B Note............................................................................  B-1

EXHIBIT C:  Certificate to be Delivered upon Exchange or Registration of Transfer of Notes...................  C-1

EXHIBIT D:  Guarantee........................................................................................  D-1
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                                       iv

            THIS INDENTURE, among Bottling Group, LLC, a Delaware limited liability company (the "Obligor"), having its principal office at One Pepsi Way, Somers, NY 10589, PepsiCo, Inc., a North Carolina corporation, as guarantor (the "Guarantor"), having its principal office at 700 Anderson Hill Road, Purchase, NY 10577, and JPMorgan Chase Bank, a banking corporation incorporated and existing under the laws of the State of New York, as trustee (the "Trustee"), is made and entered into as of this 15th day of November, 2002.

                            AGREEMENTS OF THE PARTIES

            To set forth or to provide for the establishment of the terms and conditions upon which the Notes (as hereinafter defined) are to be authenticated, issued, and delivered, and in consideration of the premises thereof, and the purchase of the Notes by the Holders (as hereinafter defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders from time to time of the Obligor's 4-5/8% Senior Notes due November 15, 2012 (the "Initial Notes") and the Guarantee (as hereinafter defined) (the Initial Notes and the Guarantee together, the "Initial Securities") and, if and when issued in exchange for Initial Securities, the Obligor's 4-5/8% Series B Senior Notes due November 15, 2012 (the "Series B Notes," and together with the Guarantee, the "Exchange Securities," the Initial Notes and the Series B Notes hereinafter referred to as the "Notes"), as follows:

                    RECITALS OF THE OBLIGOR AND THE GUARANTOR

            WHEREAS, the Obligor has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes, to be issued in fully registered form;

            WHEREAS, this Indenture provides for the issuance of a Guarantee of the Notes to be endorsed on the Notes as provided herein;

            WHEREAS, the Guarantor wishes to guarantee the Notes as provided herein;

            WHEREAS, the Guarantee shall become effective on the Guarantee Commencement Date (as hereinafter defined), except that under certain circumstances described below the Guarantee may not become effective or may only be a partial guarantee of the principal of and interest and premium, if any, on the Notes;

            WHEREAS, all things necessary to make this Indenture a valid agreement of the Obligor and the Guarantor, in accordance with its terms, have been done.

                                   Article I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

            Section 1.01. Definitions. For all purposes of this Indenture, and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP; and

            (4) all references in this instrument to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein," "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision.

            "Act," when used with respect to any Holder, has the meaning specified in Section 1.04.

            "Additional Interest" means all additional interest owing pursuant to Section 6 of the Registration Rights Agreement.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Attributable Debt" for a lease means the aggregate of present values (discounted at a rate per annum equal to the interest rate borne by the Notes and compounded semi-annually) of the obligations of the Obligor or any Restricted Subsidiary of the Obligor for net rental payments during the remaining term of such lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges. Attributable Debt may be reduced by the present value of the rental obligations, calculated on the same basis, that any sublessee has for all or part of the leased property.

            "Authenticating Agent" means any Person authorized by the Trustee to authenticate Notes under Section 5.14.

            "Authentication Order" has the meaning specified in Section 2.02.

            "Bankruptcy Code" means title 11, U.S. Code, as amended, or any similar state or federal law for the relief of debtors.

            "Benefitted Party" has the meaning specified in Section 11.01.

            "Board of Directors" means, with respect to the Guarantor, (a) the board of directors of the Guarantor or (b) any duly authorized committee of that board.

            "Board Resolution" means, with respect to the Guarantor, a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York or Luxembourg are authorized or required by law, regulation or executive order to be closed.

            "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme, or the successor to its securities clearance and settlement operations.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

            "Comparable Treasury Price" means, with respect to the Redemption Date for the Notes, (a) the average of four Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Company Request" or "Company Order" means, (a) with respect to the Obligor, a written request or order, respectively, signed in the name of the Obligor by any Officer thereof and delivered to the Trustee or (b) with respect to the Guarantor, a written request or order, respectively, signed in the name of the Guarantor by any Officer thereof and delivered to the Trustee.

            "Consolidated Net Tangible Assets" means, with respect to any Person, the total amount of assets of such Person and its Subsidiaries minus (a) all applicable depreciation, amortization, and other valuation reserves, (b) the amount of assets resulting from write-ups of capital assets of such Person and its Subsidiaries (except write-ups in connection with accounting for acquisitions in accordance with U.S. GAAP), (c) all current liabilities of such Person and its Subsidiaries (excluding any intercompany liabilities) and (d) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the latest quarterly or annual consolidated balance sheet of such Person and its Subsidiaries prepared in accordance with U.S. GAAP.

            "Corporate Trust Office" means the office of the Trustee in the City of New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 4 New York Plaza, New York, New York 10004, except that with respect to the presentation of Notes for payment or registration of transfer or exchange and with respect to the location of the Security Register, such term shall mean the office or the agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted, which office at the date hereof is located at 4 New York Plaza, New York, New York 10004.

            "Covenant Defeasance" has the meaning specified in Section 3.02.

            "Custodian" means the Person appointed by the Obligor to act as custodian for the Depositary, which Person shall be the Trustee unless and until a successor Person is appointed by the Obligor.

            "Debt" means, (a) with respect to the Obligor, any indebtedness of the Obligor for borrowed money, capitalized lease obligations and purchase money obligations, or any guarantee of such debt, in any such case which would appear on the consolidated balance sheet of the Obligor as a liability, and (b) with respect to the Guarantor, any indebtedness of the Guarantor for borrowed money.

            "Defaulted Interest" has the meaning specified in Section 2.06.

            "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with this Indenture in the form of Exhibit A or B hereto, as applicable, except that such Note shall not bear the Global Note Legend (or the "Schedule of Exchanges of Interests in the Global Note" attached thereto), but may bear the Private Placement Legend, if required by this Indenture.

            "Depositary" means with respect to the Notes issuable or issued in whole or in part in global form, the Person designated as Depositary by the Obligor pursuant to Section 2.04, unless and until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder.

            "Discharged" has the meaning specified in Section 3.02.

            "Distribution Compliance Period" means, with respect to any Initial Notes offered and sold outside the United States in reliance on Regulation S, the 40 consecutive days beginning on and including the later of (a) the day on which such Initial Notes are offered to Persons other than distributors (as defined in Regulation S) and (b) the Issue Date.

            "DTC" has the meaning specified in Section 2.04(2).

            "Entity" means any corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust or unincorporated organization.

            "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System, or its successor in such capacity.

            "Event of Default" has the meaning specified in Section 4.01.

            "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Exchange Offer Registration Statement" has the meaning assigned to such term in the Registration Rights Agreement.

            "Exchange Securities" has the meaning specified in the Agreements of the Parties on the first page of this Indenture.

            "Exempted Debt" means the sum, without duplication, of the following items outstanding as of the date Exempted Debt is being determined: (a) Debt incurred after the date of this Indenture and secured by Liens created or assumed or permitted to exist on any Principal Property (as such term is defined with respect to the Obligor) or on any shares of stock of any Restricted Subsidiary of the Obligor, other than Debt secured by Liens described in clauses
(i) through (vii) of Section 9.06(1) and (b) Attributable Debt of the Obligor and its Restricted Subsidiaries in respect of all sale and lease-back transactions with regard to any Principal Property (as such term is defined with respect to the Obligor) entered into pursuant to Section 9.07(1).

            "Funded Debt" means all Debt having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms being renewable or extendible, at the option of the obligor in respect thereof, beyond one year from its creation.

            "Global Note" means each note in global form issued in accordance with this Indenture and bearing the Global Note Legend.

            "Global Note Legend" means the legend set forth in Section 2.01, which is required to be placed on all Global Notes issued pursuant to this Indenture.

            "Guarantee" means the guarantee of the Obligor's obligations under this Indenture and the Notes by the Guarantor pursuant to Article XI.

            "Guarantee Commencement Date" means, if the Guarantee becomes effective pursuant to Article XI hereof, one Business Day prior to the 2004 Notes Payment Date.

            "Guarantor" means PepsiCo, Inc., a North Carolina corporation, unless and until a successor Entity or assign shall have assumed the obligations of the Guarantor under this Indenture and the Guarantee and thereafter "Guarantor" shall mean such successor Entity or assign.

            "Holder" and "Holder of Notes" means a Person in whose name a Note is registered in the Security Register.

            "Indenture" or "this Indenture" means this Indenture, as amended or supplemented from time to time, including the Exhibits hereto.

            "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Obligor.

            "Initial Notes" has the meaning specified in the Agreements of the Parties on the first page of this Indenture, including any replacement Notes issued therefor in accordance with this Indenture.

            "Initial Securities" has the meaning specified in the Agreements of the Parties on the first page of this Indenture.

            "Interest Payment Date," when used with respect to any Note, means the date specified in such Note on which an installment of interest on such Note is scheduled to be paid.

            "Issue Date" means November 15, 2002.

            "Legal Defeasance" has the meaning specified in Section 3.02.

            "Lien" has the meaning specified in Section 9.06.

            "Managing Directors" means, with respect to the Obligor, (a) the Managing Directors of the Obligor or (b) any duly authorized committee of the Managing Directors of the Obligor.

            "Managing Directors Resolution" means, with respect to the Obligor, a copy of a resolution of the Managing Directors certified by a Managing Director or a Managing Director-Delegatee of the Obligor to have been duly adopted by the Managing Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Maturity," when used with respect to any Note, means the date on which all or a portion of the principal amount outstanding under such Note becomes due and payable, whether on the Maturity Date, by declaration of acceleration, call for redemption, or otherwise.

            "Maturity Date" means November 15, 2012.

            "Non-U.S. Person" means a Person who is not a "U.S. person," as defined in Regulation S.

            "Note" has the meaning specified in the Agreements of the Parties on the first page of this Indenture.

            "Obligor" means Bottling Group, LLC, a Delaware limited liability company, unless and until a successor Entity or assign shall have assumed the obligations of the Obligor under this Indenture and the Notes and thereafter "Obligor" shall mean such successor Entity or assign.

            "Officer" means, (a) with respect to the Obligor, a Managing Director, a Managing Director-Delegatee, the Principal Financial Officer or any other officer or officers of the Obligor designated pursuant to an applicable Managing Directors Resolution or (b) with respect to the Guarantor, the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the Executive Vice President, any Vice President, the Treasurer, the Assistant Treasurer or any other officer or officers of the Guarantor designated pursuant to an applicable Board Resolution.

            "Officers' Certificate" means, with respect to any Person, a certificate signed on behalf of such Person by any two Officers of such Person that meets the applicable requirements of this Indenture.

            "Opinion of Counsel" means, with respect to the Obligor, the Guarantor or the Trustee, a written opinion of counsel to the Obligor, the Guarantor or the Trustee, as the case may be, which counsel may be an employee of the Obligor, the Guarantor or the Trustee, as the case may be.

            "Outstanding," when used with respect to the Notes means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except:

            (a) such Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (b) such Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited in trust with the Trustee or with any Paying Agent other than the Obligor, or, if the Obligor shall act as its own Paying Agent, has been set aside and segregated in trust by the Obligor; provided, in any case, that if such Notes are to be redeemed prior to their Maturity Date, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (c) such Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, or which shall have been paid, in each case, pursuant to the terms of Section 2.05 (except with respect to any such Note as to which proof satisfactory to the Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid, and binding obligation of the Obligor); and

            (d) solely to the extent provided in Article III, Notes which are subject to Legal Defeasance or Covenant Defeasance as provided in Section 3.02.

            In determining whether the Holders of the requisite principal amount of such Notes Outstanding have given a direction concerning the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or concerning the exercise of any trust or power conferred upon the Trustee under this Indenture, or concerning a consent on behalf of the Holders of the Notes to the waiver of any past default and its consequences, Notes owned by the Obligor, any other obligor upon the Notes, or any Affiliate of the Obligor or such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any request, demand, authorization, direction, notice, consent, or waiver hereunder, only Notes which a Responsible Officer assigned to the corporate trust department of the Trustee knows to be owned by the Obligor or any other obligor upon the Notes or any Affiliate of the Obligor or such other obligor shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Notes and that the pledgee is not the Obligor or any other obligor upon the Notes or any Affiliate of the Obligor or such other obligor.

            "Partial Guarantee Percentage" means a fraction, (a) the numerator of which is (i) the aggregate principal amount of the Notes Outstanding on the 2004 Notes Payment Date minus (ii) the principal of the 2004 Notes that the Guarantor has determined in good faith that the Guarantor is likely to have to pay on the 2004 Notes on the 2004 Notes Payment Date under the 2004 Notes Guarantee and that is specified in the Partial Payment Notice and (b) the denominator of which is the aggregate principal amount of the Notes Outstanding on the 2004 Notes Payment Date.

            "Partial Payment Notice" has the meaning specified in Section 11.01.

            "Paying Agent" means any Person appointed by the Obligor to distribute amounts payable by the Obligor on the Notes. As of the date of this Indenture, the Obligor has appointed JPMorgan Chase Bank as Paying Agent with respect to all Notes issuable hereunder.

            "PBG" means The Pepsi Bottling Group, Inc., a Delaware corporation.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

            "Place of Payment" means the place specified pursuant to Section
9.02.

            "Predecessor Notes" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a lost, destroyed, mutilated, or stolen Note shall be deemed to evidence the same debt as the lost, destroyed, mutilated, or stolen Note.

            "Principal Property" means, (a) with respect to the Obligor, any single manufacturing or processing plant, office building, or warehouse owned or leased by the Obligor or a Subsidiary of the Obligor, in each case, located in the 50 states of the United States, the District of Columbia or Puerto Rico, other than a plant, warehouse, office building, or portion thereof which, in the opinion of the Managing Directors evidenced by a Managing Directors Resolution, is not of material importance to the business conducted by the Obligor and its Subsidiaries as an entirety and (b) with respect to the Guarantor, any single manufacturing or processing plant, office building, or warehouse owned or leased by the Guarantor or a Restricted

Subsidiary of the Guarantor, in each case, located in the 50 states of the United States, the District of Columbia or Puerto Rico, other than a plant, warehouse, office building, or portion thereof which, in the opinion of the Guarantor's Board of Directors evidenced by a Board Resolution, is not of material importance to the business conducted by the Guarantor and its Restricted Subsidiaries as an entirety.

            "Private Exchange Securities" has the meaning assigned to such term in the Registration Rights Agreement.

            "Private Placement Legend" means the legend set forth in Section
2.04 to be placed on all Initial Notes initially issued pursuant to this Indenture.

            "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

            "Record Date" means any date as of which the Holder of a Note will be determined for any purpose described herein, such determination to be made as of the close of business on such date by reference to the Security Register, and in relation to a determination of a payment of an installment of interest on the Notes, shall have the meaning specified in the forms of Notes attached as Exhibits A and B hereto.

            "Redemption Date" means the date fixed for the redemption of the Notes in any notice of redemption issued pursuant to this Indenture.

            "Redemption Price" means the price specified in Section 10.05.

            "Reference Treasury Dealer" means Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Salomon Smith Barney Inc. and one other primary U.S. Government securities dealer in New York City (each, a "Primary Treasury Dealer") appointed by the Trustee in consultation with the Obligor; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Obligor shall substitute therefor another Primary Treasury Dealer.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and the Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding the Redemption Date.

            "Registered Exchange Offer" means an exchange offer that may be made by the Obligor and the Guarantor registered under the Securities Act pursuant to the Registration Rights Agreement to exchange the Initial Securities for Exchange Securities.

            "Registrar" means the Person who maintains the Security Register, which Person shall be the Trustee unless and until a successor Registrar is appointed by the Obligor.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 7, 2002, among the Obligor, the Guarantor and the several initial purchasers named therein.

            "Registration Statement" means an effective Exchange Offer Registration Statement or Shelf Registration Statement.

            "Regulation S" means Regulation S promulgated under the Securities Act or any successor regulation.

            "Regulation S Global Note" shall have the meaning specified in
Section 2.01.

            "Resale Restriction Termination Date" means for any Restricted Note (or beneficial interest therein), two years (or such other period specified in Rule 144(k)) from the Issue Date.

            "Responsible Officer," when used with respect to the Trustee, means the chairman of the board of directors, the chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

            "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

            "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

            "Restricted Note" means any Initial Note (or beneficial interest therein) until such time as:

            (a) such Initial Note (or beneficial interest therein) has been exchanged for a corresponding Series B Note pursuant to an Exchange Offer Registration Statement or transferred pursuant to a Shelf Registration Statement;

            (b) the Resale Restriction Termination Date therefor has passed;

            (c) such Note is a Regulation S Global Note and the Distribution Compliance Period therefor has terminated; or

            (d) the Private Placement Legend thereon has otherwise been removed pursuant to Section 2.04(3) or, in the case of a beneficial interest in a Global Note, such beneficial interest has been exchanged for an interest in a Global Note not bearing a Private Placement Legend.

            "Restricted Subsidiary" means, (a) with respect to the Obligor or PBG, any current or future Subsidiary of the Obligor or PBG, as the case may be,
(i) substantially all of the property of which is located, or substantially all of the business of which is carried on, within the 50 states of the United States of America, the District of Columbia or Puerto Rico and (ii) which owns or leases any Principal Property or (b) with respect to the Guarantor, at any time, any Subsidiary of the Guarantor which is at the time not an Unrestricted Subsidiary.

            "Rule 144" means Rule 144 promulgated under the Securities Act (or any successor rule).

            "Rule 144A" means Rule 144A promulgated under the Securities Act (or any successor rule).

            "Rule 144A Global Note" has the meaning specified in Section 2.01.

            "Scheduled Guarantee Commencement Date" means one Business Day prior to the 2004 Notes Payment Date.

            "Securities Act" means the U.S. Securities Act of 1933, as amended (or any successor Act), and the rules and regulations of the Commission promulgated thereunder (or respective successor thereto).

            "Security Register" has the meaning specified in Section 2.04.

            "Series B Notes" has the meaning set forth in the Agreements of the Parties on the first page of this Indenture, including any replacement Notes issued therefor in accordance with this Indenture.

            "Shelf Registration Statement" has the meaning assigned to such term in the Registration Rights Agreement.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.06.

            "Subsidiary" of any specified Person means any Person at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by the specified Person or by one or more of its Subsidiaries, or both.

            "Treasury Rate" means, with respect to any Redemption Date for the Notes (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Maturity Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or
(ii) if
such statistical release (or any successor statistical release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force as of the date hereof; provided that, with respect to every supplemental indenture executed pursuant to this Indenture, "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as then in effect.

            "Trustee" means JPMorgan Chase Bank, unless and until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder.

            "2004 Notes" means the Obligor's outstanding $1,000,000,000 5 -3/8% Senior Notes due 2004 guaranteed by the Guarantor.

            "2004 Notes Guarantee" means the Guarantor's unconditional and irrevocable guarantee of the 2004 Notes.

            "2004 Notes Payment Date" means February 17, 2004 or, if earlier, the date scheduled for payment of (a) the redemption price (in the event of a redemption in whole) or (b) the principal of and interest and premium, if any (in the event of acceleration), in each case, on the 2004 Notes.

            "2004 Notes Payment Deposit Date" means two Business Days prior to the 2004 Notes Payment Date.

            "2004 Notes Trustee" means JPMorgan Chase Bank in its capacity as the trustee under the indenture relating to the 2004 Notes, or its successor thereunder.

            "Unrestricted Subsidiary" means, with respect to the Guarantor, any Subsidiary of the Guarantor (not at the time designated a Restricted Subsidiary of the Guarantor) (a) the major part of whose business consists of finance, banking, credit, leasing, insurance, financial services, or other similar operations, or any combination thereof, (b) substantially all the assets of which consist of the capital stock of one or more Subsidiaries engaged in the operations referenced in the preceding clause (a), (c) substantially all of the property of which is located, or substantially all of the business of which is carried on, outside the 50 states of the United States of America, the District of Columbia and Puerto Rico or (d) designated as such by the Guarantor's Board of Directors. Any Subsidiary of the Guarantor designated as a Restricted Subsidiary may be designated as an Unrestricted Subsidiary.

            "U.S. GAAP" means accounting principles as are generally accepted in the United States of America at the date of any computation required or permitted under this Indenture.

            "U.S. Government Obligations" means (a) securities that are direct obligations of the United States of America, the payment of which is unconditionally guaranteed by the full faith and credit of the United States of America and (b) securities that are obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed by the full faith and credit of the United States of America, and also includes depository receipts issued by a bank or trust company as custodian with respect to any of the securities described in the preceding clauses (a) and (b), and any payment of interest or principal payable under any of the securities described in the preceding clauses (a) and (b) that is held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt, or from any amount received by the custodian in respect of such securities, or from any specific payment of interest or principal payable under the securities evidenced by such depository receipt.

            "Vice President" means, with respect to any Person, any vice president of that Person, whether or not designated by a number or a word or words added before or after the title "vice president."

            "Voting Stock" means, as applied to any Person, capital stock (or other interests, including partnership or membership interests) of any class or classes (however designated), the outstanding shares (or other interests) of which have, by the terms thereof, ordinary voting power to elect a majority of the members of the board of directors (or other governing body) of such Person, other than stock (or other interests) having such power only by reason of the happening of a contingency.

            Section 1.02. Officers' Certificates and Opinions. Every Officers' Certificate, Opinion of Counsel and other certificate or opinion to be delivered to the Trustee under this Indenture with respect to any action to be taken by the Trustee shall include the following:

            (1) a statement that each individual signing such certificate or opinion has read all covenants and conditions of this Indenture relating to such proposed action, including the definitions of all applicable capitalized terms;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            Section 1.03. Form of Documents Delivered to Trustee.

            (1) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            (2) Any certificate or opinion of an officer of the Obligor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, legal counsel, unless such officer knows that any such certificate, opinion, or representation is erroneous. Any opinion of counsel for the Obligor may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Obligor, unless such counsel knows that any such certificate, opinion, or representation is erroneous.

            (3) Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, such instruments may, but need not, be consolidated and form a single instrument.

            Section 1.04. Acts of Holders.

            (1) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and (if expressly required by the applicable terms of this Indenture) to the Obligor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.01) conclusive in favor of the Trustee and the Obligor, if made in the manner provided in this Section.

            (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (3) The ownership of Notes shall for all purposes be determined by reference to the Security Register, as such register shall exist as of the applicable Record Date.

            (4) If the Obligor shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Obligor may, at its option, by Managing Directors Resolution, fix in advance a Record Date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Obligor shall have no obligation to do so. If such Record Date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after such Record Date, but only the Holders of record at the close of business on such Record Date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Notes Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Notes Outstanding shall be computed as of such Record Date; provided that no such authorization, agreement or consent by the Holders on such Record Date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after such Record Date.

            (5) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind each subsequent Holder of such Note, and each Holder of any Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, with respect to anything done or suffered to be done by the Trustee or the Obligor in reliance upon such action, whether or not notation of such action is made upon such Note.

            Section 1.05. Notices, Etc., to Trustee, Obligor and Guarantor. Any request, order, authorization, direction, consent, waiver or other action to be taken by the Trustee, the Obligor, the Guarantor or the Holders hereunder (including any Authentication Order), and any notice to be given to the Trustee, the Obligor or the Guarantor with respect to any action taken or to be taken by the Trustee, the Obligor, the Guarantor or the Holders hereunder, shall be sufficient if made in writing and

            (1) if to be furnished or delivered to or filed with the Trustee by the Obligor, the Guarantor or any Holder, delivered to the Trustee at its Corporate Trust Office, Attention: Institutional Trust Services, or

            (2) if to be furnished or delivered to the Obligor by the Trustee or any Holder, and except as otherwise provided in Section 4.01(1)(iii), mailed to the Obligor, first-class postage prepaid, at the following address: c/o The Pepsi Bottling Group, Inc., One Pepsi Way, Somers, NY 10589, Attention:
Treasurer, or at any other address hereafter furnished in writing by the Obligor to the Trustee, or

            (3) if to be furnished or delivered to the Guarantor by the Trustee or any Holder and except as otherwise provided in Section 4.01(2)(i), mailed to the Guarantor, first-class postage prepaid at its principal office (as specified in the first paragraph of this instrument), Attention: Treasurer, or at any other address hereafter furnished in writing by the Guarantor to the Trustee.

            Section 1.06. Notice to Holders; Waiver. Where this Indenture or any Note provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein or in such Note) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his or her address as it appears in the Security Register as of the applicable Record Date, if any, not later than the latest date or earlier than the earliest date prescribed by this Indenture or such Note for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Holder when such notice is required to be given pursuant to any provision of this Indenture or the applicable Note, then any method of notification as shall be satisfactory to the Trustee and the Obligor shall be deemed to be sufficient for the giving of such notice.

            Section 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, if this Indenture is hereafter qualified under the TIA, such required provision shall control.

            Section 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents hereof are for convenience only and shall not affect the construction of any provision of this Indenture.

            Section 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Obligor and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

            Section 1.10. Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 1.11. Benefits of Indenture. Nothing in this Indenture or in any Notes, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Authenticating Agent, the Registrar, any Paying Agent, and the Holders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 1.12. Governing Law. This Indenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to rules governing the conflict of laws.

            Section 1.13. Counterparts. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

            Section 1.14. Legal Holidays. In any case where any Interest Payment Date or the Redemption Date or the Maturity Date shall not be a Business Day, then (notwithstanding any other provisions of this Indenture or of the Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, the

Redemption Date or Maturity Date, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be.

                                   ARTICLE II

                                   THE NOTES

            Section 2.01. Form and Dating.

            (1) General.

            (i) The Initial Notes and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A hereto. The Series B Notes and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit B hereto. The Notes may have notations, legends or endorsements placed thereon, as may be required to comply with law, stock exchange rule or DTC rule or usage, or as may, consistently herewith, be determined by the Officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. Each Note shall be dated the date of its authentication. Except as otherwise provided in
      Section 11.01(2) and in the immediately following proviso, each Note shall have an executed Guarantee from the Guarantor substantially in the form of Exhibit D hereto endorsed thereon; provided, however, that any Note issued under this Indenture on and after the date which the Guarantor provides a notice to the Trustee pursuant to Section 11.01(3) that the Guarantee shall not become effective and the Guarantee Commencement Date shall not occur shall not have an executed Guarantee from the Guarantor endorsed thereon; and provided, further, that any such Note, when issued, authenticated and delivered in accordance with this Indenture, shall be treated as a single class of securities with other Outstanding Notes which have the Guarantee endorsed thereon.

            (ii) The Definitive Notes, if any, shall be printed, lithographed or engraved or produced by any combination of those methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the Officers executing such Notes, as evidenced by their execution of such Notes.

            (iii) The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Obligor, the Guarantor and the Trustee, by their execution and delivery of this Indenture expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling. Except as otherwise expressly permitted in this Indenture, all Notes shall be identical in all respects. Notwithstanding any differences among them, all Notes issued under this Indenture shall vote and consent together on all matters as one class.

            (iv) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for therein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

            (v) All Notes issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof, without preference, priority, or distinction.

            (2) Global Notes.

            (i) Initial Notes offered and sold to QIBs in the United States of America in reliance on Rule 144A shall be issued initially in the form of one or more permanent Global Notes, substantially in the form of Exhibit A attached hereto (including the Global Note Legend and the Private Placement Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto, each, a "Rule 144A Global Note"). Initial Notes offered and sold outside the United States of America in reliance on Regulation S shall be issued initially in the form of one or more permanent Global Notes, substantially in the form set forth in Exhibit A (including the Global Note Legend and the Private Placement Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto, each, a "Regulation S Global Note").

            (ii) Upon consummation of the Registered Exchange Offer, the Series B Notes may be issued in the form of one or more Global Notes with the Global Note Legend but not the Private Placement Legend. All or part of any Rule 144A Global Note or Regulation S Global Note exchanged in the Registered Exchange Offer will be exchanged for one or more Global Notes with the Global Note Legend but not the Private Placement Legend. Each Global Note shall represent such of the aggregate principal amount of the Outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of Outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of Outstanding Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.04.

            (iii) Each Global Note (a) shall be registered, in the name of the Depositary designated for such Global Note pursuant to Section 2.04, or in the name of a nominee of such Depositary, (b) shall be deposited with the Trustee, as Custodian for the Depositary, and (c) shall bear a legend substantially as follows ("Global Note Legend"):

            THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A

      PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) ("DTC") TO THE OBLIGOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            (iv) Each Depositary designated pursuant to Section 2.04 for a Global Note must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation, provided that the Depositary is required to be so registered in order to act as depositary.

            (v) Any Global Note may be represented by more than one certificate. The aggregate principal amount of each Global Note may from time to time be increased or decreased by adjustments made on the records of the Registrar, as provided in this Indenture.

            Section 2.02. Execution and Authentication; Aggregate Principal Amount.

            (1) The Notes shall be executed on behalf of the Obligor by any two Officers of the Obligor. The signature of any of these officers on the Notes may be manual or facsimile. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Note that has been duly authenticated and delivered by the Trustee.

            (2) Notes bearing the manual or facsimile signatures of individuals who were at any time on or after the date hereof the proper officers of the Obligor shall bind the Obligor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

            (3) The Trustee shall, upon receipt of a written order of the Obligor signed by an Officer thereof (an "Authentication Order"), in accordance with procedures acceptable to the Trustee set forth in the Authentication Order, and subject to the provisions hereof, authenticate and deliver (1) the Initial Notes in aggregate principal amount not to exceed $1,000,000,000, (2) Series B Notes for issue only in a Registered Exchange Offer, pursuant to the Registration Rights Agreement, in exchange for Initial Notes for a like principal amount and (3) Private Exchange Securities for issue pursuant to the Registration Rights Agreement, in exchange for Initial Notes for a like principal amount.

            (4) The aggregate principal amount of Notes Outstanding at any time may not exceed the sum of (i) $1,000,000,000, and (ii) the principal amount of lost, destroyed or stolen Notes for which replacement Notes are issued pursuant to Section 2.05.

            (5) The Notes shall be in fully registered form, without coupons, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

            Section 2.03. Temporary Notes. Until certificates representing Notes are ready for delivery, the Obligor may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Obligor considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Obligor shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

            Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

            Section 2.04. Registration, Transfer and Exchange.

            (1) Securities Register. The Trustee shall keep a register of the Notes (the "Security Register") which shall provide for the registration of such Notes, and for transfers of such Notes in accordance with information, if any, to be provided to the Trustee by the Obligor, subject to such reasonable regulations as the Trustee may prescribe. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection at the Corporate Trust Office of the Trustee or at such other office or agency to be maintained by the Obligor pursuant to Section 9.02.

            Upon due presentation for registration of transfer of any Note at the Corporate Trust Office of the Trustee or at any other office or agency maintained by the Obligor pursuant to Section 9.02, the Obligor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of authorized denominations, of a like aggregate principal amount and Maturity Date.

            (2) Transfer of Global Notes. Any other provision of this Section
2.04 notwithstanding, unless and until it is exchanged in whole or in part for Definitive Notes, a Global Note representing all or a portion of the Notes may not be transferred except as a whole by the Depositary to a nominee of such Depositary, or by a nominee of such Depositary to such Depositary or another nominee of such Depositary, or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

            The Obligor initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes. The Trustee is authorized to enter into a letter of representations with DTC in the form provided to the Trustee by the Obligor and to act in accordance with such letter.

            (i) Transfer and Exchange of Beneficial Interest in Rule 144A Global Note to Regulation S Global Note. If the holder of a beneficial interest in a Rule 144A Global Note that is a Restricted Note wishes to transfer such interest (or any portion thereof) to a Non-U.S. Person pursuant to Regulation S and such Non-U.S. Person wishes to hold its interest in the Notes through a beneficial interest in the Regulation S Global Note, then (1) upon receipt by the Registrar of (i) instructions from the Holder of the Rule 144A Global Note directing the Registrar to credit or cause to be credited a beneficial interest in the Regulation S Global Note equal to the principal amount of the beneficial interest in the Rule 144A Global Note to be transferred, specifying the participant accounts with the Depository to be credited and debited; and (ii) a certificate in the form of Exhibit C from the transferor; and (2) in accordance with the rules and procedures of the Depository, the Registrar shall (i) increase the Regulation S Global Note and credit or caused to be credited the specified participant account at the Depositary for such amount in accordance with the foregoing, and (ii) decrease the Rule 144A Global Note for such amount and debit or cause to be debited the specified participant account at the Depositary for such amount in accordance with the foregoing.

            (ii) Transfer and Exchange of Beneficial Interest in Regulation S Global Note to Rule 144A Global Note. If the holder of a beneficial interest in a Regulation S Global Note wishes to transfer such interest (or any portion thereof) to a QIB pursuant to Rule 144A, then (1) upon receipt by the Registrar of (i) instructions from the Holder of the Regulation S Global Note directing the Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the principal amount of the beneficial interest in the Regulation S Global Note to be transferred, specifying the participant accounts at the Depositary to be credited and debited, and (ii) a certificate in the form of Exhibit C duly executed by the transferor; and (2) in accordance with the rules and procedures of the Depository, the Registrar shall (i) increase the Rule 144A Global Note and credit or caused to be credited the specified participant account at the Depositary for such amount in accordance with the foregoing, and (ii) decrease the Regulation S Global Note amount and debit or cause to be debited the specified participant account at the Depositary for such amount in accordance with the foregoing.

            During the Distribution Compliance Period, all beneficial interests in the Regulation S Global Note shall be transferred only through Euroclear or Clearstream, Luxembourg, either directly if the transferor and transferee are participants in such systems, or indirectly through organizations that are participants. The Obligor covenants to give the Trustee notice of the date on which the Distribution Compliance Period terminates.

            (iii) Other Transfers. Any transfer of Restricted Notes not described above (other than a transfer of a beneficial interest in a Global Note that does not involve an exchange of such interest for a Definitive Note or a beneficial interest in another Global

      Note, which must be effected in accordance with applicable law and the rules and procedures of the Depositary, but is not subject to any procedure required by this Indenture) shall be made only upon receipt by the Registrar of such opinions of counsel, certificates and/or other information reasonably required by and satisfactory to the Obligor in order to ensure compliance with the Securities Act or in accordance with this Section 2.04.

            (3) Legends.

            (i) Each Global Note shall bear the legend specified therefor in clause (iii) of Section 2.01(2) on the face thereof.

            (ii) Each Restricted Note, if any, (and all Notes issued in exchange therefor or substitution thereof) shall bear a legend on the face thereof in substantially the following form ("Private Placement Legend"):

      "THIS NOTE [, AND THE GUARANTEE ENDORSED HEREON,] HAS [HAVE] NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.

      BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT; AND (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE OBLIGOR OR ANY AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT, (C) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

      IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE OBLIGOR SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED PURSUANT TO THE INDENTURE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A

      TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

            By its acceptance of any Note bearing the Private Placement Legend, each Holder of such Note acknowledges the restrictions on transfer set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture and in the Private Placement Legend.

            (iii) Notwithstanding any other provision of this Indenture, upon any request for sale or other transfer of a Restricted Note (including any Restricted Global Notes) made subsequent to the Resale Restriction Termination Date, (A) any such Restricted Global Notes shall not be subject to any restriction on transfer set forth above and (B) in the case of any Restricted Definitive Note, the Trustee shall permit the Holder thereof to exchange such Restricted Definitive Note for Definitive Notes that do not bear the Private Placement Legend and such request shall be effective to rescind any restriction on the further transfer of such Note; and in each such case, such Notes (whether in definitive or global form) shall no longer constitute "Restricted Notes" for purposes of this Indenture. The Trustee and the Obligor shall be entitled (but not obligated) to require such additional certificates and information as it may reasonably deem necessary to demonstrate that any sale or other transfer of a Restricted Note is made in compliance with the applicable restrictions set forth above and with applicable securities laws.

            (iv) Notwithstanding any other provision of this Indenture, after a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement with respect to the Initial Notes and pursuant thereto, all requirements for a Private Placement Legend on such Initial Notes will cease to apply, and Initial Notes in the form of one or more Global Notes without a Private Placement Legend will be available to the Holder of such Initial Notes. Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of Initial Notes are offered Series B Notes in exchange for their Initial Notes, Initial Notes in the form of one or more Global Notes with the Private Placement Legend will be available to Holders of such Initial Notes that do not exchange their Initial Notes, and Series B Notes in the form of one or more Global Notes without the Private Placement Legend will be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

            (4) Definitive Notes.

            (i) Notwithstanding any other provisions of this Indenture or the Notes, a Global Note may be exchanged for Notes registered in the names of any Person designated by the Depositary in the event that (a) the Depositary has notified the Obligor that it is unwilling or unable to continue as Depositary for such Global Note or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, at a time when the Depositary is required to be so registered in order to act as depositary, and the Obligor has not appointed a successor Depositary within 60 days of receiving such notice or of becoming aware of such cessation, (b) an Event of Default has occurred and is continuing with respect to the applicable Notes, or (c) the Obligor, in its sole discretion, determines that the Notes issued in the form of Global Notes shall no longer be represented by such Global Notes as evidenced by a Company Order delivered to the Trustee. Any Global Note exchanged pursuant to clause (a) or (c) above shall be so exchanged in whole and not in part and any Global Note exchanged pursuant to clause (b) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note, provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

            (ii) If at any time the Depositary for the Notes notifies the Obligor that it is unwilling or unable to continue as Depositary for the Notes or if the Depositary has ceased to be a "clearing agency" registered under the Exchange Act at a time when the Depositary is required to be so registered in order to act as depositary, the Obligor may within 60 days of receiving such notice or of becoming aware of such cessation appoint a successor Depositary with respect to the Notes.

            (iii) If, in accordance with this Section 2.04(4), Notes in global form will no longer be represented by Global Notes, the Obligor will execute, and the Trustee, upon receipt of an Authentication Order, will authenticate and make available for delivery, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes, in exchange for such Global Notes.

            (iv) If a Definitive Note is issued in exchange for any portion of a Global Note after the close of business at the office or agency where such exchange occurs on any Record Date for the payment of interest and before the opening of business at such office or agency on the next succeeding Interest Payment Date, interest shall not be payable on such Interest Payment Date in respect of such Definitive Notes, but shall be payable on such Interest Payment Date only to the Person to whom interest in respect of such portion of such Global Note is payable in accordance with the provisions of this Indenture.

            (v) Definitive Notes issued in exchange for a Global Note pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. To permit registrations of transfers and exchanges, the Obligor shall execute and the Trustee (or an Authenticating Agent appointed pursuant to this Indenture) shall authenticate and make available for delivery Definitive Notes at the Registrar's request, and upon direction of the Obligor. No service charge shall be made for any registration of transfer or exchange, but the Obligor may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable in connection with any registration of transfer or exchange.

            (vi) When Definitive Notes are presented to the Trustee with a request to register the transfer of such Definitive Notes or to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Trustee shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange (a) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Obligor and the Trustee, duly executed by the Holder thereof or his attorney, duly authorized in writing and (b) in the case of Restricted Definitive Notes only, shall be accompanied by the following additional information and documents, as applicable:

            (a) if such Restricted Definitive Note is being exchanged, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit C hereto);

            (b) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A or pursuant to an exemption from registration in accordance with Rule 144(k) under the Securities Act or Regulation S, a certification from the transferor to that effect (in substantially the form of Exhibit C hereto);

            (c) if such Restricted Definitive Note is being transferred to the Obligor or any of its Affiliates, a certification from the transferor to that effect (in substantially the form of Exhibit C hereto).

            (vii) At such time as all interests in Global Notes have either been exchanged for Definitive Notes or cancelled, such Global Notes shall be cancelled by the Trustee in accordance with the standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Definitive Notes or cancelled, the principal amount of Global Notes shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be reduced and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

            (5) Notwithstanding anything in this Indenture to the contrary, (i) all Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Obligor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange, (ii) all transfers and exchanges of the Notes may be made only in accordance with the procedures set forth in this Indenture (including the restrictions on transfer); and (iii) the transfer and exchange of a beneficial interest in a Global Note may only be effected through the Depositary in accordance with the procedures promulgated by the Depositary.

            (6) The Obligor shall not be required to (i) issue, register the transfer of, or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes under Section 10.02 and ending at the close of business on the date of such mailing or (ii) register the transfer of or exchange any Note so called for redemption.

            Section 2.05. Mutilated, Destroyed, Lost and Stolen Notes.

            (1) If (i) any mutilated Note is surrendered to the Trustee, or the Obligor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) there is delivered to the Obligor and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Obligor or the Trustee that such Note has been acquired by a bona fide purchaser, the Obligor may in its discretion execute and, upon request of the Obligor, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, Maturity Date, and principal amount, bearing a number not contemporaneously outstanding.

            (2) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Obligor in its discretion may, instead of issuing a new Note, pay such Note.

            (3) Upon the issuance of any new Note under this Section, the Obligor may require the payment by the Holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            (4) Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original contractual obligation of the Obligor, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            (5) The provisions of this Section 2.05 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            Section 2.06. Payment of Interest; Interest Rights Preserved.

            (1) Interest on any Note which is payable and is punctually paid or duly provided for on any Interest Payment Date shall, if so provided in such Note, be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the applicable Record Date, notwithstanding any transfer or exchange of such Note subsequent to such Record Date and prior to such Interest Payment Date (unless such Interest Payment Date is also the Maturity Date, in which case such interest shall be payable to the Person to whom principal is payable).

            (2) Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the applicable Record Date by virtue of his having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Obligor, at its election in each case, as provided in clause (i) or (ii) below:

            (i) The Obligor may elect to make payment of any Defaulted Interest to the Persons in whose names any such Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Obligor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Note and the date of the proposed payment, and at the same time the Obligor shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Obligor of such Special Record Date and, in the name and at the expense of the Obligor, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of each such Note at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Notes (or their respective Predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

            (ii) The Obligor may make payment of any Defaulted Interest in any other lawful manner if, after notice given by the Obligor to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

            (3) If any installment of interest on any Note called for redemption pursuant to Article X is due and payable on or prior to the Redemption Date and is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section 2.06, such interest shall be payable as part of the Redemption Price of such Notes.

            (4) Interest on Notes may be paid by mailing a check to the address of the Person entitled thereto at such address as shall appear in the Security Register or by such other means as may be specified in the form of such Note.

            (5) Subject to the foregoing provisions of this Section 2.06 and the provisions of Section 2.04, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

            Section 2.07. Persons Deemed Owners.

            (1) Prior to due presentment of a Note for registration of transfer, the Obligor, the Guarantor, the Trustee, and any agent of the Obligor, the Guarantor or the Trustee may treat the Person in whose name any Note is registered on the Security Register as the owner of such Note for the purpose of receiving payment of principal, premium, if any, and (subject to Section 2.06) interest, and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Obligor, the Guarantor, the Trustee, nor any agent of the Obligor, the Guarantor or the Trustee shall be affected by notice to the contrary.

            (2) None of the Obligor, the Guarantor, the Trustee, any Authenticating Agent, any Paying Agent, the Registrar or any Co-Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests and each of them may act or refrain from acting without liability on any information relating to such records provided by the Depositary.

            Section 2.08. Cancellation. All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Obligor may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Obligor may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. Acquisition of such Notes by the Obligor shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation. No Note shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall dispose of all cancelled Notes in accordance with its customary procedures and deliver a certificate of such disposition to the Obligor.

            Section 2.09. Computation of Interest. Interest on the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

            Section 2.10. CUSIP Numbers. The Obligor in issuing the Notes may use "CUSIP" and "ISIN" numbers (if then generally in use), and, if so, the Trustee shall use the CUSIP or ISIN numbers, as the case may be, in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP or ISIN number, as the case may be, either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes. The Obligor will promptly notify the Trustee of any change in the CUSIP or ISIN number of any type.

            Section 2.11. Additional Interest under Registration Rights Agreement. Under certain circumstances, the Obligor may be obligated to pay Additional Interest to Holders, all as and to the extent set forth in the Registration Rights Agreement. The terms thereof, insofar as they relate to the payment of Additional Interest, are hereby incorporated herein by reference and such Additional Interest, if required to be paid, is deemed to be interest for all purposes of this Indenture.

                                   ARTICLE III

                           SATISFACTION AND DISCHARGE

            Section 3.01. Satisfaction and Discharge of Indenture. This Indenture will be discharged with respect to the Notes and will cease to be of further effect as to all Notes (except as to any surviving rights of transfer or exchange of Notes expressly provided for herein), and the Trustee, on demand of and at the expense of the Obligor, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture, when

            (1) either

            (i) all Notes theretofore authenticated and delivered (except (a) lost, stolen or destroyed Notes which have been replaced or paid, as provided in Section 2.05, and (b) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Obligor and thereafter repaid to the Obligor or discharged from such trust, as provided in Section 3.05) have been delivered to the Trustee cancelled or for cancellation; or

            (ii) all such Notes not theretofore delivered to the Trustee cancelled or for cancellation

            (a) have become due and payable, or

            (b) will, in accordance with their Maturity Date, become due and payable within one year, or

            (c) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Obligor, and, in any of the cases described in (a), (b) or (c), above, the Obligor has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount of money in U.S. dollars sufficient, non-callable U.S. Government Obligations, the principal of and interest on which when due, will be sufficient, or a combination thereof, sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee cancelled or for cancellation, for principal of and interest and premium, if any, on such Notes to the date of such deposit (in the case of Notes that have become due and payable), or to the Maturity Date or the Redemption Date, as the case may be;

            (2) the Obligor has paid or caused to be paid all other sums payable by it with respect to the Notes under this Indenture;

            (3) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Notes has occurred and is continuing with respect to such Notes on the date of such deposit; and

            (4) the Obligor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Notes have been complied with, and, in the case of the Opinion of Counsel, stating:

            (i) such deposit and defeasance will not cause the holders of such Notes to recognize income, gain or loss for Federal income tax purposes and such holders will be subject to Federal income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised;

            (ii) either that no requirement to register under the Investment Company Act of 1940, as amended, will arise as a result of the Obligor's exercise of its option under this Section 3.01 or that any such registration requirement has been complied with; and

            (iii) such deposit and defeasance will not result in a material breach or violation of, or constitute a default under, any material agreement or instrument to which the Obligor is a party.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Obligor under Section 3.01(1) and the obligations of the Obligor to the Trustee under Section 5.07 shall survive, and the obligations of the Trustee under Sections 3.03 and 3.05 shall survive.

            Section 3.02. Defeasance and Discharge of Covenants upon Deposit of Moneys, U.S. Government Obligations. At the Obligor's option, either (a) the Obligor shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Notes on the 123rd day after the applicable conditions set forth below have been satisfied ("Legal Defeasance") and/or (b) the Obligor and the Guarantor shall cease to be under any obligation to comply with any term, provision or condition set forth in Section 7.01, 7.02, 9.06 or
9.07 with respect to the Notes at any time after the applicable conditions set forth below have been satisfied ("Covenant Defeasance"):

            (1) The Obligor or the Guarantor shall have deposited or caused to be deposited irrevocably with the Trustee, as trust funds, in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, an amount of money, in cash in U.S. dollars sufficient, non-callable U.S. Government Obligations, the principal of and interest on which when due, will be sufficient, or a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on the Notes with respect to principal, premium, if any, and accrued and unpaid interest to the date of such deposit (in the case of Notes that have become due and payable), or to the Maturity Date or Redemption Date, as the case may be;

            (2) No Event of Default, or event which with notice or lapse of time would become an Event of Default with respect to the Notes, shall have occurred and be continuing on the date of such deposit;

            (3) The Obligor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent to the defeasance and discharge contemplated by this Section 3.02 have been complied with, and, in the case of the Opinion of Counsel stating that:

            (i) the deposit and defeasance contemplated by this Section will not cause the Holders of the Notes to recognize income, gain or loss for Federal income tax purposes as a result of the Obligor's exercise of its option under this Section 3.02 and such Holders will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, which Opinion of Counsel (in the case of a Legal Defeasance) must be based upon a ruling of the Internal Revenue Service to the same effect or a change in applicable Federal income tax law or related treasury regulations after the date of this Indenture; and

            (ii) either no requirement to register under the Investment Company Act of 1940, as amended, will arise as a result of the Obligor's exercise of its option under this Section 3.02 or any such registration requirement has been complied with; and

            (4) with respect to a Legal Defeasance, 123 days shall have passed during which no Event of Default under clauses (iv) and (v) of Section 4.01(1) or under clauses (ii) and (iii) of Section 4.01(2) has occurred.

            If in connection with the exercise by the Obligor of any option under this Section 3.02, the Notes are to be redeemed, either notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

            Notwithstanding the exercise by the Obligor of its option under
Section 3.02(b) with respect to Section 7.01 or 7.02, the obligation of any successor Entity to assume the obligations to the Trustee under Section 5.07 shall not be discharged.

            "Discharged" means that the Obligor shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Notes and to have satisfied all the obligations under this Indenture relating to such Notes (and the Trustee, at the expense of the Obligor, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Notes to receive, from the trust fund described in clause (1) above, payment of the principal of, premium, if any, and the interest, if any, on such Notes when such payments are due; (B) the Obligor's obligations with respect to such Notes under Sections 2.04, 2.05, 3.02(1), 3.03, and 9.02 and its obligations under Section 5.07; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

            Section 3.03. Application of Trust Money. All money deposited with the Trustee pursuant to Section 3.01 or Section 3.02 shall be held in trust and applied by it, in accordance with the provisions of this Indenture, to the payment, either directly or through any Paying Agent (including the Obligor acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

            Section 3.04. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent of the Notes (other than the Trustee) shall, upon demand of the Obligor, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

            Section 3.05. Return of Unclaimed Amounts. Any amounts deposited with or paid to the Trustee or any Paying Agent for payment of the principal of, premium, if any, or interest on the Notes or then held by the Obligor, in trust for the payment of the principal of, premium, if any, or interest on the Notes and not applied but remaining unclaimed by the Holders of such Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Obligor by the Trustee on demand or (if then held by the Obligor) shall be discharged from such Trust; and the Holder of any of such Notes shall thereafter, as an unsecured general creditor, look only to the Obligor for any payment which such Holder may be entitled to collect (until such time as such unclaimed amounts shall escheat, if at all, to any applicable jurisdiction) and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Obligor as trustee thereof, shall thereupon cease. Notwithstanding the foregoing, the Trustee or Paying Agent, before being required to make any such repayment, may at the expense of the Obligor cause to be published once a week for two successive weeks (in each case on any day of the week) in a newspaper printed in the English language and customarily published at least once a day at least five days in each calendar week and of general circulation in the Borough of Manhattan, in the City and State of New York, a notice that said amounts have not been so applied and that after a date named therein any unclaimed balance of said amounts then remaining will be promptly returned to the Obligor.

                                   ARTICLE IV

                                    REMEDIES

            Section 4.01. Events of Default. "Event of Default," wherever used herein, means with respect to the Notes any of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) on and after the date hereof:

            (i) default in the payment of any principal of or premium, if any, on the Notes when due (whether at maturity, upon redemption or otherwise);

            (ii) default in the payment of any interest (including Additional Interest, if any) on any Note, when it becomes due and payable, and continuance of such default for a period of 30 days;

            (iii) default in the performance or breach of any covenant or warranty of the Obligor under this Indenture, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Obligor by the Trustee or to the Obligor and the Trustee by the Holders of at least a majority in aggregate principal amount of the Outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (iv) the entry of an order for relief against the Obligor, PBG or any Restricted Subsidiary of PBG under the Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the

      Obligor, PBG or any Restricted Subsidiary of PBG as bankrupt or insolvent under any other applicable Federal or state law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Obligor, PBG or any Restricted Subsidiary of PBG under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Obligor, PBG or any Restricted Subsidiary of PBG or of any substantial part of their respective properties, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

            (v) the consent by the Obligor, PBG or any Restricted Subsidiary of PBG to the institution of bankruptcy or insolvency proceedings against any of them, or the filing by the Obligor, PBG or any Restricted Subsidiary of PBG of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable Federal or state law, or the consent by the Obligor, PBG or any Restricted Subsidiary of PBG to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Obligor, PBG or any Restricted Subsidiary of PBG or of any substantial part of their respective properties, or the making by the Obligor, PBG or any Restricted Subsidiary of PBG of an assignment for the benefit of creditors, or the admission by the Obligor, PBG or any Restricted Subsidiary of PBG in writing of the Obligor's, PBG's or any Restricted Subsidiary of PBG's inability to pay debts generally as they become due, or the taking of corporate action by the Obligor, PBG or any Restricted Subsidiary of PBG in furtherance of any such action;

            (vi) the maturity of any Debt of the Obligor, PBG or any Restricted Subsidiary of PBG having a then outstanding principal amount in excess of $50 million shall have been accelerated by any holder or holders thereof or any trustee or agent acting on behalf of such holder or holders, in accordance with the provisions of any contract evidencing, providing for the creation of or concerning such Debt or failure to pay at the stated maturity (and the expiration of any grace period) any Debt of the Obligor, PBG or any Restricted Subsidiary of PBG having a then outstanding principal amount in excess of $50 million; and

            (2) on and after the Guarantee Commencement Date (in the event that the Guarantee Commencement Date shall occur):

            (i) default in the performance or breach of any covenant or warranty of the Guarantor under this Indenture, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Guarantor by the Trustee or to the Guarantor and the Trustee by the Holders of at least a majority in aggregate principal amount of the Outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (ii) the entry of an order for relief against the Guarantor under the Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Guarantor as bankrupt or insolvent under any other applicable Federal or state law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Guarantor under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

            (iii) the consent by the Guarantor to the institution of bankruptcy or insolvency proceedings against the Guarantor, or the filing by the Guarantor of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable Federal or state law, or the consent by the Guarantor to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Guarantor or of any substantial part of its property, or the making by the Guarantor of an assignment for the benefit of creditors, or the admission by the Guarantor in writing of the Guarantor's inability to pay debts generally as they become due, or the taking of corporate action by the Guarantor in furtherance of any such action; and

            (iv) the Guarantee ceases to be in full force and effect, or the Guarantor denies or disaffirms its obligations under the Guarantee, in each case, in accordance with Article XI.

            Section 4.02. Acceleration of Maturity; Rescission and Annulment.

            (1) If any Event of Default (other than an Event of Default specified in clause (iv) or (v) of Section 4.01(1)) occurs and is continuing, then either the Trustee or the Holders of a majority in aggregate principal amount of the Outstanding Notes may declare the principal of all Outstanding Notes, and the interest, if any, accrued thereon, to be immediately due and payable by notice in writing to the Obligor (and to the Trustee if given by Holders). If an Event of Default described in clause (iv) or (v) of Section 4.01(1) occurs, the principal amount and accrued interest, if any, on all the Notes as of the date of such Event of Default will become and be immediately due and payable without any declaration or other act on the part of the Trustee or the Holders of the Notes.

            (2) At any time after such a declaration of acceleration has been made with respect to the Notes and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article IV provided, the Holders of a majority in aggregate principal amount of the Outstanding Notes, by written notice to the Obligor and the Trustee, may rescind and annul such declaration or waive past defaults and its consequences if:

            (i) the Obligor or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

            (a) all overdue installments of interest, if any, on such Notes,

            (b) the principal of (and premium, if any, on) any such Notes which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate borne by the Notes, to the extent that payment of such interest is lawful,

            (c) interest on overdue installments of interest at the rate borne by the Notes to the extent that payment of such interest is lawful, and

            (d) the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and all other amounts due the Trustee under Section 5.07; and

            (ii) all Events of Default, other than the nonpayment of the principal of the Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 4.13.

            (3) No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Section 4.03. Collection of Indebtedness and Suits for Enforcement.

            (1) The Obligor covenants that if:

            (i) default is made in the payment of any installment of interest (including Additional Interest, if any) on any Note when such interest becomes due and payable, or

            (ii) default is made in the payment of (or premium, if any, on) the principal of any Note at the Maturity thereof, and

            (iii) any such default continues for any period of grace provided in relation to such default pursuant to Section 4.01,

then, with respect to such Notes, the Obligor will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Note, the whole amount then due and payable on any such Note for principal (and premium, if any) and interest with interest (to the extent that payment of such interest shall be legally enforceable) upon the overdue principal (and premium, if any) and upon overdue installments of interest at the rate of interest borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 5.07.

            (2) If the Obligor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Obligor or any other obligor upon the Notes and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Obligor or any other obligor upon such Notes, wherever situated.

            (3) If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            Section 4.04. Trustee May File Proofs of Claim.

            (1) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Obligor or any obligor upon the Notes or the property of the Obligor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Obligor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

            (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and all other amounts due the Trustee under Section 5.07) and of the Holders allowed in such judicial proceedings, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agent and counsel, and any other amounts due the Trustee under Section 5.07.

            (2) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            Section 4.05. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Notes.

            Section 4.06. Application of Money Collected.

            (1) Any money collected by the Trustee from the Obligor with respect to Notes pursuant to this Article IV shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, if any, upon presentation of the Notes and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

            First: To the payment of all amounts due the Trustee under Section 5.07.

            Second: To the payment of the amounts then due and unpaid upon the Notes for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind.

            (2) Any money collected by the Trustee from the Guarantor with respect to the Guarantee pursuant to this Article IV shall only be applied to the payment of the amount then due and unpaid upon the Notes for principal, premium, if any, and interest, in respect of which or for the payment of which such money has been collected, ratably, without preference or priority of any kind, upon presentation of the Notes and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid, at the date or dates fixed by the Trustee.

            Section 4.07. Limitation on Suits. No Holder of any Note may institute any action under this Indenture, unless and until:

            (1) such Holder has given the Trustee written notice of a continuing Event of Default;

            (2) the Holders of a majority in aggregate principal amount of the Outstanding Notes have requested the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders has or have offered the Trustee such reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request as the Trustee may require;

            (4) the Trustee has failed to institute any such proceeding for 60 days after its receipt of such notice, request and offer of indemnity; and

            (5) no inconsistent direction has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Notes.

            Section 4.08. Unconditional Right of Holders to Receive Payment of Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal, premium, if any, and (subject to Section 2.06) interest on such Note on or after the Maturity Date (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment on or after such respective date, and such right shall not be impaired or affected without the consent of such Holder.

            Section 4.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Obligor, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            Section 4.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 4.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article IV or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            Section 4.12. Control by Holders. The Holders of a majority in aggregate principal amount of the Outstanding Notes shall have the right, to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee with respect to the Notes provided that:

            (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part is in such direction, and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            Section 4.13. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may, on behalf of the Holders of all Notes, waive any past default hereunder with respect to the Notes, except a default not theretofore cured:

            (1) in the payment of principal, premium, if any, or interest on any Notes, or

            (2) in respect of a covenant or provision in this Indenture which, under Article VIII cannot be modified without the consent of the Holder of each Outstanding Note.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            Section 4.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Notes to which the suit relates, or to any suit instituted by any Holder for the enforcement of the payment of principal, premium, if any, or interest on any Note on or after the respective payment dates expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

            Section 4.15. Waiver of Stay or Extension Laws. Each of the Obligor and the Guarantor covenants (to the extent that each may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law (other than any bankruptcy law) wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Obligor and the Guarantor (to the extent that each may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE V

                                  THE TRUSTEE

            Section 5.01. Certain Duties and Responsibilities of Trustee.

            (1) Except during the continuance of an Event of Default:

            (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i)   this Subsection shall not be construed to limit the effect of
      Section 5.01(1);

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee with respect to such Notes, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to such Notes; and

            (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            Section 5.02. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Notes, the Trustee shall transmit by mail to all Holders of such Notes, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest or premium, if any, on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors, and/or

Responsible Officers of the Trustee determine in good faith that the withholding of such notice is in the interests of the Holders of the Outstanding Notes and; provided, further, that, in the case of any default of the character specified in clause (iii) of Section 4.01(1) or in clause (i) of Section 4.01(2), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

            Section 5.03. Certain Rights of Trustee. Except as otherwise provided in Section 5.01:

            (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Obligor described herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Managing Directors may be sufficiently evidenced by a Managing Directors Resolution;

            (3) any request or direction of the Guarantor described herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (4) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (5) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (6) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Obligor, personally or by agent or attorney; and

            (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            Section 5.04. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the certificates of authentication, shall be taken as the statements of the Obligor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Obligor of Notes or the proceeds thereof. The Trustee shall not be charged with notice or knowledge of any Event of Default under clause (vi) of Section 4.01(1) or clause (iv) of Section 4.01(2) or of the identity of a Restricted Subsidiary of the Obligor or of the Guarantor or of any event giving rise to the obligation to pay Additional Interest unless either (i) a Responsible Officer of the Trustee assigned to and working in its Corporate Trust Office shall have actual knowledge thereof or (ii) notice thereof shall have been given to the Trustee in accordance with Section 1.05 from the Obligor, the Guarantor or any Holder.

            Section 5.05. May Hold Notes. The Trustee or any Paying Agent, Registrar, or other agent of the Obligor or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 5.08 and 5.12, may otherwise deal with the Obligor or the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Registrar, or such other agent.

            Section 5.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Obligor.

            Section 5.07. Compensation and Reimbursement. The Obligor covenants and agrees:

            (1) to pay the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


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
            Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in clause (iv) or (v) of Section 4.01(1) and clause (ii) or (iii) of Section 4.01(2), such expenses (including the reasonable charges and expenses of its counsel) and compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency, reorganization, or other similar law.

            Section 5.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such interest or resign as Trustee, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under:

            (i) the Indenture, dated as of February 8, 1999, among Pepsi Bottling Holdings, Inc., the Guarantor, as guarantor, and the Trustee, as supplemented by the Supplemental Indenture dated as of February 9, 1999, among Pepsi Bottling Holdings, Inc., the Guarantor and the Obligor relating to the 2004 Notes and the Obligor's Senior Notes due 2009 and (ii) the Indenture, dated as of March 8, 1999, among PBG, the Obligor, as guarantor, and the Trustee relating to the Senior Notes due 2029 of PBG and the Series B Senior Notes due 2029 of PBG.

            Section 5.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America or of any State or Territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority and having its principal office and place of business in the City of New York, if there be such a corporation having its principal office and place of business in said City. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article V.

            Section 5.10. Resignation and Removal; Appointment of Successor.

            (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article V shall become effective until the acceptance of appointment by the successor Trustee under Section 5.11.

            (2) The Trustee may resign at any time by giving 60 days' written notice thereof to the Obligor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (3) The Trustee may be removed at any time by Act of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Notes, delivered to the Trustee and to the Obligor.

            (4) If at any time:

            (i) the Trustee shall fail to comply with Section 5.08 after written request therefor by the Obligor or by any Holder who has been a bona fide Holder of a Note for at least six months; or

            (ii) the Trustee shall cease to be eligible under Section 5.09 and shall fail to resign after written request therefor by the Obligor or by any such Holder; or

            (iii) the Trustee shall become incapable of acting with respect to the Notes; or

            (iv) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (a) the Obligor may remove the Trustee, or (b) subject to Section 4.14, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Obligor shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Notes delivered to the Obligor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Obligor. If no successor Trustee shall have been so appointed by the Obligor or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been bona fide Holder of a Note for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Obligor shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.

            Section 5.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Obligor and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee; but, on request of the Obligor or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder. Upon reasonable request of any such successor Trustee, the Obligor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article V.

            Section 5.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article V, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor Trustee by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

            Section 5.13. Preferential Collection of Claims Against Obligor. If and when the Trustee shall be or shall become a creditor, of the Obligor (or of any other Obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Obligor (or against any such other obligor, as the case may be).

            Section 5.14. Appointment of Authenticating Agent.

            (1) At any time when any of the Notes remain Outstanding the Trustee, with the approval of the Obligor, may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.05, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Obligor and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Obligor itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 5.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 5.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this
Section 5.14.

            (2) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            (3) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Obligor, to the Obligor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Obligor, to the Obligor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Obligor, may appoint a successor Authenticating Agent which shall be acceptable to the Obligor and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            (4) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 5.07.

            (5) If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

            This is one of the Notes referred to in the within-mentioned Indenture.

                                                     JPMorgan Chase Bank,
                                                         as Trustee



                                                     By_________________________



                                                     As Authenticating Agent


                                                     By_________________________
                                                     Authorized Officer

                                   Article VI

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND OBLIGOR

         Section 6.01. Obligor to Furnish Trustee Names and Addresses of Holders. The Obligor will furnish or cause to be furnished to the Trustee:

         (1) semi-annually, not more than 15 days after the Record Date for the payment of interest in respect of the Notes, in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of such Notes as of such date, and

         (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Obligor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided that if the Trustee shall be the Registrar, such list shall not be required to be furnished.

         Section 6.02. Preservation of Information; Communications to Holders.

         (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Notes contained in the most recent list furnished to the Trustee as provided in Section 6.01 and the names and addresses of Holders of Notes received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in
Section 6.01 upon receipt of a new list so furnished.

         (2) If three or more Holders of Notes (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.02(1), or

                  (ii) inform such applicants as to the approximate number of Holders of Notes, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(2), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Note, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(1), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing.


         (3) Every Holder of Notes, by receiving and holding the same, agrees with the Obligor and the Trustee that neither the Obligor nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 6.02(2), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02(2).

         Section 6.03. Reports by Trustee.

         (1) The term "reporting date" as used in this Section, means May 15. Within 60 days after the reporting date in each year, beginning in 2003, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date with respect to (but if no such event has occurred within such period no report need be transmitted):

         (i) any change to its eligibility under Section 5.09 and its qualifications under Section 5.08;

         (ii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of Notes, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Notes Outstanding on the date of such report;

         (iii) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Obligor (or by any other obligor on the Notes) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 311(b)(2), (3),
         (4) or (6) of the TIA;

         (iv) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report; and

         (v) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 5.02.

         (2) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Section

6.03(1) (or if no such report has yet been transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Notes Outstanding at such time, such report to be transmitted within 90 days after such time.

         (3) The Trustee shall also transmit by mail the foregoing reports as required by Section 313(c) of the TIA.

         Section 6.04. Reports by Obligor and Guarantor.

         (1) The Obligor and the Guarantor shall comply with the provisions of
Section 314(a) and 314(c) of the TIA (provided that unless this Indenture is hereafter qualified under the TIA, the Obligor and the Guarantor shall not be required to file with the Commission any information, documents or other reports that are otherwise filed with the Trustee or transmitted to Holders pursuant to this Section 6.04(1)).

         (2) For so long as the Obligor or the Guarantor is not subject to
Section 13 or Section 15(d) of the Exchange Act, upon the request of a Holder of the Notes, the Obligor and/or the Guarantor, as the case maybe, will promptly furnish or cause the Trustee to furnish to such Holder or to a prospective purchaser of a Note designated by such Holder, as the case may be, the information required to be delivered by it pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with resales of the Notes.

                                  Article VII

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

         Section 7.01. Obligor May Consolidate, Etc., Only on Certain Terms. The Obligor may consolidate or merge with or into, or transfer or lease all or substantially all of its assets to, any Entity that is organized and validly existing under the laws of any state of the United States of America or the District of Columbia, and may permit any such Entity to consolidate with or merge into the Obligor or transfer or lease all or substantially all of its assets to the Obligor, provided that:

         (1) the Obligor will be the surviving Entity or, if not, that the successor Entity will expressly assume by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee the due and punctual payment of the principal of and premium, if any, and interest on the Notes and the performance of every covenant of the Indenture to be performed or observed by the Obligor;

         (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, will have happened and be continuing; and

         (3) the Obligor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer or lease and any such assumption involving the Obligor complies with the provisions of this Article VII.

         Section 7.02. Guarantor May Consolidate, Etc., Only on Certain Terms. The Guarantor may consolidate or merge with or into, or transfer or lease all or substantially all of its assets to, any Entity, provided that:

         (1) either the Guarantor will be the surviving Entity or, if not, that the successor Entity formed by such consolidation or into which the Guarantor is merged or the Entity which acquires by transfer or lease all or substantially all of the properties and assets of the Guarantor will be an Entity organized and existing under the laws of any state of the United States of America or the District of Columbia, and will expressly assume, by a supplemental indenture hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Guarantor under this Indenture and the Guarantee;

         (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, will have happened and be continuing; and

         (3) the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer or lease and any such assumption involving the Guarantor complies with the provisions of this Article VII.

     In the event that the Guarantee shall not become effective and the Guarantee Commencement Date shall not occur in accordance with the provisions of
Section 11.01(3), the provisions of this Section 7.02 shall not be applicable to the Guarantor.

         Section 7.03. Successor Entity Substituted. Upon any consolidation or merger, or any transfer or lease of all or substantially all of the properties and assets of the Obligor or the Guarantor in accordance with Section 7.01 or
Section 7.02, as the case may be, the successor Entity will succeed to and be substituted for the Obligor or the Guarantor, as the case may be, as Obligor or Guarantor, as the case may be, on the Notes or on the Guarantee, as the case may be, with the same effect as if it had been named in this Indenture as the Obligor or as Guarantor, as the case may be, and the Obligor or the Guarantor, as the case may be, shall thereupon, except in the case of a lease, be released from all obligations hereunder and under the Notes and the Guarantee, as applicable.

                                  Article VIII

                             SUPPLEMENTAL INDENTURES

         Section 8.01. Supplemental Indentures Without Consent of Holders. Without the consent of the Holders of any Notes, the Obligor, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of execution thereof), in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Entity to the Obligor or the Guarantor, or successive successions, and the assumption by any such successor of the covenants, agreements and obligations of the Obligor or the Guarantor pursuant to Article VII; or

         (2) to add to the covenants of the Obligor or the Guarantor such further covenants, restrictions or conditions for the protection of the Holders of the Notes as the Obligor, the Guarantor and the Trustee shall consider to be for the protection of the Holders of the Notes or to surrender any right or power herein conferred upon the Obligor or the Guarantor; or

         (3) to evidence the surrender of any right or power of the Obligor or the Guarantor;

         (4) to cure any defect or ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture; or

         (5) to add to this Indenture such provisions as may be expressly permitted by the TIA as in effect at the date as of which this instrument is executed or any corresponding provision in any similar federal statute hereafter enacted; or

         (6) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder;

         (7) to add to the rights of the Holders of the Notes;

         (8) to add any additional Events of Default in respect of the Notes; or

         (9) to provide for the issuance of the Private Exchange Securities, which will have terms substantially identical to the Initial Notes except for the requirement of a Private Placement Legend and related transfer restrictions under the Securities Act and this Indenture and as to the applicability of additional interest payable as provided in Section 2.11, and which will be treated, together with any other Outstanding Notes, as a single class of securities.

         No supplemental indenture for the purposes identified in clause (2),
(3), (4) (7) or (8) above may be entered into if to do so would adversely affect the interest of the Holders of Notes.

         Section 8.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes affected thereby, by Act of said Holders delivered to the Obligor, the Guarantor and the Trustee, the Obligor, the Guarantor and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

         (1) change the Maturity Date or the stated payment date of any payment of premium or interest payable on any Note, or reduce the principal amount thereof, or any amount of interest payable thereon, or change the method of computing the amount of interest payable thereon on any date, or change any Place of Payment where, or the coin or currency in which, any Note or any payment of principal, premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the same shall become due and payable, whether at Maturity or, in the case of redemption on or after the Redemption Date; or

         (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

         (3) modify any of the provisions of this Section 8.02 or Section 4.13, except to increase any such percentage set forth in this Section 8.02 or Section
4.13 or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

         It shall not be necessary for any Act of Holders under this Section
8.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 8.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article VIII or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 5.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Upon request of the Obligor and, in the case of Section 8.02, upon filing with the Trustee of evidence of an Act of Holders as aforementioned, the Trustee and the Guarantor shall join with the Obligor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, powers, trusts, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         Section 8.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article VIII, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and the respective rights, limitation of rights, duties, powers, trusts and immunities under this Indenture of the Trustee, the Obligor, the Guarantor and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be determined, exercised and enforced thereunder to the extent provided therein.

         Section 8.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article VIII shall conform to the requirements of the TIA as then in effect.


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
                                   ARTICLE IX

                                    COVENANTS

         Section 9.01. Payment of Principal, Premium and Interest. The Obligor will duly and punctually pay or cause to be paid the principal, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes, and will duly comply with all the other terms, agreements and conditions contained in this Indenture for the benefit of the Notes.

         The Obligor shall pay interest (including post-petition interest in any proceeding under any Federal or state bankruptcy, insolvency, reorganization, or other similar law) on overdue principal and premium, if any, from time to time on demand at the applicable rate of interest determined from time to time in the manner provided for in the Notes; it shall pay interest (including post-petition interest in any proceeding under any Federal or State bankruptcy, insolvency, reorganization, or other similar law) on overdue installments of interest and (without regard to any applicable grace periods) from time to time on demand at the same rates to the extent lawful.

         Section 9.02. Maintenance of Office or Agency. So long as any of the Notes remain outstanding, the Obligor will maintain an office or agency in the City of New York where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange, and where notices and demands to or upon the Obligor in respect of the Notes and this Indenture may be served. The Obligor will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Obligor shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal Corporate Trust Office of the Trustee, and the Obligor hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         The Obligor may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Obligor of its obligation to maintain an office or agency in the City of New York for such purposes. The Obligor shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 9.03. Money for Note Payments to be Held in Trust. If the Obligor shall at any time act as its own Paying Agent, it will, on or before each due date of the principal, premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal, premium or interest so becoming due until such sums shall be paid to such Holders of the Notes or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Obligor shall have one or more Paying Agents, it will, on or prior to each due date of the principal, premium, if any, or interest, on any Notes, deposit with a Paying Agent a sum sufficient to pay such principal, premium, or interest so becoming due, such


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
sum to be held in trust for the benefit of the Holders of the Notes entitled to the same and (unless such Paying Agent is the Trustee) the Obligor will promptly notify the Trustee of its action or failure so to act.

         The Obligor will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of principal, premium, if any, or interest, on Notes in trust for the benefit of the Holders of the Notes entitled thereto until such sums shall be paid to such Holders of the Notes or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Obligor (or any other obligor upon the Notes) in the making of any such payment of principal, premium, if any, or interest, on the Notes; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Obligor may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Obligor or such Paying Agent or, if for any other purpose, all sums so held in trust by the Obligor in respect of all Notes, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Obligor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Section 9.04. Certificate to Trustee.

         (1) The Obligor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Obligor (beginning in 2003), an Officers' Certificate that complies with TIA Section 314(a)(4) stating that in thE course of the performance by the signers of their duties as officers of the Obligor, they would normally have knowledge of any default by the Obligor in the performance of any of its covenants or agreements contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

         (2) The Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor (beginning in 2003), an Officers' Certificate that complies with TIA Section 314(a)(4) stating that in THE course of the performance by the signers of their duties as officers of the Guarantor, they would normally have knowledge of any default by the Guarantor in the performance of any of its covenants or agreements contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

         Section 9.05. Existence. Subject to Article VII, (1) the Obligor will do or cause to be done all things necessary to preserve and keep in full force and effect its limited liability


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
company existence and (2) the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         Section 9.06. Limitation on Liens.

         (1) Limitation on Liens with Respect to the Obligor: So long as any of the Notes shall be Outstanding, neither the Obligor nor any Restricted Subsidiary of the Obligor will incur, suffer to exist or guarantee any Debt, secured by a mortgage, pledge or lien (a "Lien") on any Principal Property (as such term is defined with respect to the Obligor) or on any shares of stock of (or other interests in) any Restricted Subsidiary of the Obligor unless the Obligor or such first mentioned Restricted Subsidiary secures or the Obligor causes such Restricted Subsidiary to secure the Notes (and any other Debt of the Obligor or such Restricted Subsidiary, at the option of the Obligor or such Restricted Subsidiary, as the case may be, not subordinate to the Notes), equally and ratably with (or prior to) such secured Debt, for so long as such secured Debt shall be so secured. This restriction will not, however, apply to Debt secured by:

         (i) Liens existing prior to the issuance of the Notes;

         (ii) Liens on property of or shares of stock of (or other interests in) any Entity existing at the time such Entity becomes a Restricted Subsidiary of the Obligor;

         (iii) Liens on property or shares of stock of (or other interests in) any Entity existing at the time of acquisition thereof (including acquisition through merger or consolidation);

         (iv) any Lien securing indebtedness incurred to finance all or any part of the purchase price of property or the cost of construction of such property (or additions, substantial repairs, alterations or substantial improvements thereto), provided that such Lien and the indebtedness secured thereby are incurred within 365 days after the later of acquisition of such property or the completion of construction (or addition, repair, alteration or improvement) thereon and the commencement of full operation thereof;

         (v) Liens in favor of the Obligor or any of its Restricted
         Subsidiaries;

         (vi) Liens in favor of, or required by contracts with, governmental entities; or

         (vii) any extension, renewal, or refunding referred to in any of the preceding clauses (i) through (vi), provided that in the case of a Lien permitted under clause (i), (ii), (iii), (iv) or (v), the Debt secured is not increased nor the Lien extended to any additional assets.

         Notwithstanding the foregoing, the Obligor or any of its Restricted Subsidiaries may incur, suffer to exist or guarantee any Debt secured by a Lien on any Principal Property (as such term is defined with respect to the Obligor) or on any shares of stock of (or other interests in) any Restricted Subsidiary of the Obligor if, after giving effect thereto, the aggregate amount of Exempted Debt does not exceed 15% of Consolidated Net Tangible Assets of the Obligor.

         (2) Limitation on Liens with Respect to the Guarantor. On and after the Guarantee Commencement Date (in the event that the Guarantee Commencement Date shall occur) and so long as any of the Notes shall be Outstanding, neither the Guarantor nor any Restricted Subsidiary of the Guarantor will incur, suffer to exist or guarantee any Debt, secured by a Lien on any Principal Property (as such term is defined with respect to the Guarantor) or on any shares of stock of (or other interests in) any Restricted Subsidiary of the Guarantor unless the Guarantor or such first mentioned Restricted Subsidiary secures or the Guarantor causes such Restricted Subsidiary to secure the Guarantee (and any other Debt of the Guarantor or such Restricted Subsidiary, at the option of the Guarantor or such Restricted Subsidiary, as the case may be, not subordinate to the Guarantee), equally and ratably with (or prior to) such secured Debt, for so long as such secured Debt shall be so secured. This restriction will not, however, apply to Debt secured by:

                  (i) Liens existing prior to the Guarantee Commencement Date;

                  (ii) Liens on property of or shares of stock of (of other interests in) any Entity existing at the time such Entity becomes a Restricted Subsidiary of the Guarantor;

                  (iii) Liens on property or shares of stock of (of other interests in) any Entity existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or part of the purchase price thereof or construction or improvements on such property or to secure any Debt incurred prior to, at the time of, or within 365 days after the later of the acquisition, the completion of construction, or the commencement of full operation of such property, or within 365 days after the acquisition of such shares (or other interests) for the purpose of financing all or any part of the purchase price of such shares (or other interests);

                  (iv) Liens in favor of the Guarantor or any of its Restricted Subsidiaries;

                  (v) Liens in favor of, or required by contracts with, governmental entities; and

                  (vi) any extension, renewal, or refunding referred to in any of the preceding clauses (i) through (v).

         Notwithstanding the foregoing, the Guarantor or any of its Restricted Subsidiaries may incur, suffer to exist or guarantee any Debt secured by a Lien on any Principal Property (as such term is defined with respect to the Guarantor) or on any shares of stock of (or other interests in) any Restricted Subsidiary of the Guarantor if, after giving effect thereto, the aggregate amount of such Debt does not exceed 15% of Consolidated Net Tangible Assets of the Guarantor.

         The transfer of a Principal Property by the Guarantor to an Unrestricted Subsidiary of the Guarantor or the change in designation by the Guarantor of a Subsidiary which owns a Principal Property from Restricted Subsidiary to Unrestricted Subsidiary shall not be restricted.


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
         Section 9.07. Limitation on Sale-Leaseback Transactions.

         (1) The Obligor will not, and will not permit, any of its Restricted Subsidiaries to, sell or transfer, directly or indirectly, except to the Obligor or a Restricted Subsidiary of the Obligor, any Principal Property (as such term is defined with respect to the Obligor) as an entirety, or any substantial portion thereof, with the intention of taking back a lease of all or part of such property, except a lease for a period of three years or less at the end of which it is intended that the use of such property by the lessee will be discontinued; provided that, notwithstanding the foregoing, the Obligor or any of its Restricted Subsidiaries may sell a Principal Property (as such term is defined with respect to the Obligor) and lease it back for a longer period (i) if the Obligor or such Restricted Subsidiary would be entitled, pursuant to
Section 9.06(1), to create a Lien on the property to be leased securing Debt in an amount equal to the Attributable Debt with respect to the sale and lease-back transaction without equally and ratably securing the Outstanding Notes or (ii) if (A) the Obligor promptly informs the Trustee of such transactions, (B) the net proceeds of such transactions are at least equal to the fair value (as determined by a Managing Directors Resolution) of such property and (C) the Obligor causes an amount equal to the net proceeds of the sale to be applied either (x) to the retirement (whether by redemption, cancellation after open-market purchases, or otherwise), within 365 days after receipt of such proceeds, of Funded Debt having an outstanding principal amount equal to such net proceeds or (y) to the purchase or acquisition (or in the case of property, the construction) of property or assets used in the business of the Obligor or any Restricted Subsidiary, within 365 days after receipt of such proceeds.

         (2) Notwithstanding Section 9.07(1), the Obligor or any Restricted Subsidiary of the Obligor may enter into sale and lease-back transactions in addition to those permitted by Section 9.07(1), and without any obligation to retire any outstanding Funded Debt or to purchase property or assets, provided that at the time of entering into such sale and lease-back transactions and after giving effect thereto, Exempted Debt does not exceed 15% of Consolidated Net Tangible Assets of the Obligor.

                                   ARTICLE X

                               REDEMPTION OF NOTES

         Section 10.01. Election to Redeem; Notice to Trustee. If the Obligor elects to redeem Notes pursuant to the optional redemption provisions of Section 10.05, it shall furnish to the Trustee, at least 45 days but not more than 60 days before the Redemption Date, an Officers' Certificate setting forth (1) the Redemption Date, and (2) the CUSIP or ISIN numbers of the Notes to be redeemed.

         Section 10.02. Notice of Redemption.

         (1) Notice of redemption shall be given by first-class mail, postage prepaid, mailed not fewer than 30 nor more than 60 days prior to the Redemption Date, to each Holder of the Notes, at his or her address appearing in the Security Register.

         (2) All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the manner of calculating the Redemption Price;

                  (iii) that on the Redemption Date the Redemption Price will become due and payable upon each Note, and that interest, if any, thereon shall cease to accrue from and after said date;

                  (iv) the place where the Notes are to be surrendered for payment of the Redemption Price, which shall be the office or agency maintained by the Obligor pursuant to Section 9.02;

                  (v) the name and address of the Paying Agent;

                  (vi) that the Notes must be surrendered to the Paying Agent to collect the Redemption Price; and

                  (vii) the CUSIP and/or ISIN number, and that no representation is made as to the correctness or accuracy of the CUSIP and/or ISIN number, if any, listed in such notice or printed on the Notes.

         (3) Notice of redemption of the Notes shall be given by the Obligor or, at the Obligor's request, by the Trustee in the name and at the expense of the Obligor.

         Section 10.03. Deposit of Redemption Price. On or prior to 10 a.m. on any Redemption Date, the Obligor shall deposit with the Trustee or with a Paying Agent (or, if the Obligor is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.03) an amount of money sufficient to pay the Redemption Price of all the Notes.

         Section 10.04. Notes Payable on Redemption Date.

         (1) Notice of redemption having been given as aforesaid, the Notes shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Obligor shall default in the payment of the Redemption Price) the Notes shall cease to bear interest. Upon surrender of the Notes for redemption in accordance with the notice, the Notes shall be paid by the Obligor at the Redemption Price. Any installment of interest due and payable on or prior to the Redemption Date shall be payable to the Holders of the Notes registered as such on the relevant Record Date according to the terms and the provisions of Section 2.06.

         (2) If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

         Section 10.05. Optional Redemption. The Notes will be redeemable in whole but not in part at any time at the option of the Obligor, at the Redemption Price equal to the greater of:

         (1) 100% of the principal amount of the Outstanding Notes, or

         (2) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest on the Outstanding Notes from the Redemption Date to the Maturity Date discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus 15 basis points;

plus, for (1) or (2) above, whichever is applicable, accrued and unpaid interest on the Notes to the Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date and notice thereof shall promptly be given by the Obligor to the Trustee.

         Any redemption pursuant to this Section 10.05 shall be made pursuant to the provisions of Section 10.01 through 10.04.

         Section 10.06. Mandatory Redemption. The Obligor shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

                                   ARTICLE XI

                                    GUARANTEE

         Section 11.01. Guarantee.

         (1) Provisions Relating to a Full Guarantee.

         (i) Subject to the provisions of this Article XI, in the event that:

         (a) the Obligor has deposited irrevocably with the 2004 Notes Trustee, prior to the 2004 Notes Payment Deposit Date, sufficient cash in immediately available funds to pay in full the principal of and interest and premium, if any, that will become due and payable on the 2004 Notes on the 2004 Notes Payment Date; or

         (b) (x) the Obligor has not deposited irrevocably with the 2004 Notes Trustee, prior to the 2004 Notes Payment Deposit Date, sufficient cash in immediately available funds to pay in full the principal of and interest and premium, if any, that will become due and payable on the 2004 Notes on the 2004 Notes Payment Date and (y) the Guarantor has not delivered to the Obligor and the Trustee an Officers' Certificate by 5:00 p.m., New York City time, on the 2004 Notes Payment Deposit Date, stating that the Guarantor has determined in good faith that the Guarantor is likely to have to pay some or all of the principal amount of the 2004 Notes (and the interest and premium, if any, with respect thereto) due and payable on the 2004 Notes Payment Date under the 2004 Notes Guarantee; then, beginning on the Guarantee Commencement Date, the Guarantor unconditionally and irrevocably guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (a) the principal of, premium, if any, and interest on the Notes will be duly and punctually paid in full when due, whether at stated maturity, by acceleration, redemption or otherwise, together with interest on overdue principal, and premium, if any, and (to the extent permitted by law) interest on any interest, if any, on the Notes and all other monetary obligations of the Obligor to the Holders hereunder or under the Notes will be promptly paid in full, all in accordance with the terms hereof; and (b) in case of any extension of time of payment or renewal of any of the Notes or any of such other monetary obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, redemption or otherwise.

         (ii) In the event of the foregoing, on or promptly after the 2004 Notes Payment Deposit Date, the Guarantor shall notify the Trustee of the Guarantee Commencement Date and of the Guarantor's full Guarantee.

         (2) Provisions Relating to a Partial Guarantee.

         (i) Subject to the provisions of this Article XI, in the event that:

         (a) the Obligor has not deposited irrevocably with the 2004 Notes Trustee, prior to the 2004 Notes Payment Deposit Date, sufficient cash in immediately available funds to pay in full the principal of and interest and premium, if any, that will become due and payable on the 2004 Notes on the 2004 Notes Payment Date; and

         (b) the Guarantor has delivered to the Obligor and the Trustee an Officers' Certificate by 5:00 p.m., New York City time, on the 2004 Notes Payment Deposit Date, stating that the Guarantor has determined in good faith that the Guarantor is likely to have to pay some but not all of the principal amount of the 2004 Notes (and the interest and premium, if any, with respect thereto) due and payable on the 2004 Notes Payment Date under the 2004 Notes Guarantee (the "Partial Payment Notice"); then, beginning on the Guarantee Commencement Date, the Guarantor unconditionally and irrevocably guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that (x) the Partial Guarantee Percentage of each of the principal of, premium, if any, and interest on the Notes will be duly and punctually paid in full when due, whether at stated maturity, by acceleration, redemption or otherwise, together with interest on the Partial Guarantee Percentage of such overdue principal, and premium, if any, and (to the extent permitted by law) interest, if any, on the Notes and the Partial Guarantee Percentage of all other monetary obligations of the Obligor to the Holders hereunder or under the Notes, all in accordance with the terms hereof; and (y) in case of any extension of time of payment or renewal of any of the Notes or any of such other monetary obligations, the amount set forth in clause (x) above will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, redemption or otherwise.

         (ii) In the event of the foregoing, on or promptly after the 2004 Notes Payment Deposit Date, the Guarantor shall notify the Trustee as to the Guarantee Commencement Date, of the Guarantor's partial Guarantee and of the Partial Guarantee Percentage.

         (iii) In the event that (a) the Obligor defaults in the payment of principal of and interest and premium, if any, on the Outstanding Notes upon the Maturity Date, the Redemption Date or by acceleration or otherwise, in each case, on and after the Guarantee Commencement Date (in the event that the Guarantee Commencement Date shall occur), and (b) the Guarantor makes the payment of the Partial Guarantee Percentage of each of the principal of and interest and premium, if any, on the Outstanding Notes under the Guarantor's partial Guarantee, a replacement Note in the principal amount equal to the principal of the Note that was not paid or redeemed will be issued in the name of the Holder of the Note upon cancellation of the original Note, and upon request of the Obligor, the Trustee shall authenticate and deliver such replacement Note. Any such replacement Note shall not have an executed Guarantee endorsed thereon and shall accrue interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date. The issuance of such replacement Note shall be deemed to be a replacement of the cancelled Note and not the incurrence of new or additional indebtedness under this Indenture.

         (3) Provisions Relating to the Absence of a Guarantee:

         (i) In the event that:

         (a) prior to the Scheduled Guarantee Commencement Date, there occurs an Event of Default or any default or other event which, with the giving of notice or passage of time, would constitute an Event of Default under this Indenture or the Notes; or

         (b) (x) the Obligor has not deposited irrevocably with the 2004 Notes Trustee, prior to the 2004 Notes Payment Deposit Date, sufficient cash in immediately available funds to pay in full the principal of and interest and premium, if any, that will become due and payable on the 2004 Notes on the 2004 Notes Payment Date and (y) the Guarantor has delivered to the Obligor and the Trustee an Officers' Certificate by 5:00 p.m., New York City time, on the 2004 Notes Payment Deposit Date, stating that the Guarantor has determined in good faith that the Guarantor is likely to have to pay all of the principal amount of the 2004 Notes (and the interest and premium, if any, with respect thereto) due and payable on the 2004 Notes Payment Date under the 2004 Notes Guarantee; then the Guarantee shall not become effective, the Guarantee Commencement Date shall not occur, and the Guarantor shall not have any obligations under the Guarantee or the Indenture.

         (ii) Promptly upon the occurrence of any event described in clause (a) or (b) of Section 11.03(1), the Guarantor shall notify the Trustee that the Guarantee shall not become effective and that the Guarantee Commencement Date shall not occur.

         (4) In accordance with the terms of this Article XI and the Guarantee, failing payment when due of any amount so guaranteed, or failing performance of any other monetary obligation of the Obligor to the Holders, for whatever reason, the Guarantor will be obligated to pay, or to perform or to cause the performance of, such amount so guaranteed immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under the Guarantee, and shall entitle the Holders of the Notes to accelerate the obligations of the Guarantor under the Guarantee in the same manner and to the same extent as the obligations of the Obligor.

         (5) In accordance with the terms of this Article XI and the Guarantee, the Guarantor hereby agrees that its obligations under the Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any thereof, the entry of any judgment against the Obligor, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives and relinquishes: (i) any right to require the Trustee, the Holders or the Obligor (each, a "Benefitted Party") to proceed against the Obligor or any other Person or to proceed against or exhaust any security held by a Benefitted Party at any time or to pursue any other remedy in any secured party's power before proceeding against the Guarantor; (ii) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of a Benefitted Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons; (iii) demand, protest and notice of any kind (except as expressly required by this Indenture), including but not limited to notice of any action or non-action on the part of the Guarantor, the Obligor, any Benefitted Party, any creditor of the Guarantor, the Obligor or on the part of any other Person whomsoever in connection with any obligations the performance of which are guaranteed under the Guarantee; (iv) any defense based upon an election of remedies by a Benefitted Party, including but not limited to an election to proceed against the Guarantor for reimbursement; (v) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; and (vi) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code. The Guarantor hereby covenants that the Guarantee will not be discharged except (a) in the event the Guarantee Commencement Date shall occur, (x) by payment in full of all principal, premium, if any, and interest on the Notes and all other monetary obligations to the Holders to the extent provided for under this Indenture by the Obligor or (y) by payment in full of all of or the Partial Guarantee Percentage of (as the case may be) the principal, premium, if any, and interest on the Notes and all other monetary obligations to the Holders to the extent provided for under this Indenture by the Guarantor, (b) before any Scheduled Guarantee Commencement Date, by the payment in full of all of the principal, premium, if any, and interest on the Notes and all other monetary obligations to the Holders to the extent provided for under this Indenture, (c) upon the occurrence of any event described in clause (i) of Section 11.01(3), (d) upon satisfaction and discharge of this Indenture in accordance with Section 3.01 or
(e) upon the occurrence of Legal Defeasance in accordance with Section 3.02(a). This is a Guarantee of payment and not of collectibility.

         (6) If any Holder or the Trustee is required by any court or otherwise to return to either the Obligor or the Guarantor, or any trustee or similar official acting in relation to either the Obligor or the Guarantor, any amount paid by the Obligor or the Guarantor to the Trustee or such Holder, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed under the Guarantee until payment in full of all obligations guaranteed hereby. The Guarantor agrees that, as between it, on the one hand, and the Holders of the Notes and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed under the Guarantee may be accelerated as provided in Article V for the purposes hereof, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any acceleration of such obligations as provided in Article V, such obligations so guaranteed under the Guarantee (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purpose of the Guarantee.

         Section 11.02. Execution and Delivery of the Guarantee.

         (1) To evidence the Guarantee set forth in Section 11.01, the Guarantor agrees that a notation of the Guarantee substantially in the form included in Exhibit D hereto shall be endorsed on each Note authenticated and delivered by the Trustee (except as otherwise provided in Sections 2.01(1) and 11.01(2)(iii)) and executed on behalf of the Guarantor by one of the Officers of the Guarantor by manual or facsimile signature. The Guarantor agrees that the Guarantee set forth in this Article XI will remain in full force and effect and apply to all the Notes, notwithstanding any failure to endorse on each Note a notation of the Guarantee (except as otherwise provided in Section 11.01(2)(iii)).

         (2) If an Officer of the Guarantor whose manual or facsimile signature is on a Guarantee no longer holds that office at the time the Trustee authenticates the Note on which the Guarantee is endorsed, the Guarantee shall be valid nevertheless.

         (3) The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed on such Note on behalf of the Guarantor.

         Section 11.03. Limitation of the Guarantor's Liability.

         The Guarantor, and by its acceptance hereof, each Holder, hereby confirms that it is the intention of both parties that the Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or State law. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under this Article XI shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the obligations of the Guarantor under the Guarantee not constituting a fraudulent transfer or conveyance under federal or state law.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                     Bottling Group, LLC


                                     By:     /s/ Steven M. Rapp
                                        ----------------------------------------
                                         Name:  Steven M. Rapp
                                         Title:  Managing Director-Delegatee


                                     PepsiCo, Inc.


                                     By:     /s/ Lionel L. Nowell III
                                        ----------------------------------------
                                         Name:  Lionel L. Nowell III
                                         Title:  Senior Vice President and
                                                   Treasurer

                                     JPMorgan Chase Bank

                                     By:    /s/ James P. Freeman
                                        ----------------------------------------
                                         Name:  James P. Freeman
                                         Title:  Vice President

                                                                       EXHIBIT A

                              FORM OF INITIAL NOTE

                         [FORM OF FACE OF INITIAL NOTE]

           [Insert Global Note Legend, if applicable, pursuant to the provisions of the Indenture]
        [Insert Private Placement Legend, if applicable, pursuant to the provisions of the Indenture]

                                                           CUSIP No.____________
      [Include if the Note is a Regulation S Global Note:][ISIN No.____________]

                               BOTTLING GROUP, LLC

                    4 5/8% Senior Note due November 15, 2012

No. R-_____               $________________
                          [If the Note is a Global Note, include the following:]
                          as revised by the Schedule of Exchanges of Interests in the Global Note attached hereto

            BOTTLING GROUP, LLC, a Delaware limited liability company (herein called the "Obligor"), for value received, hereby promises to pay to [insert if a Global Note: Cede & Co. as nominee for The Depository Trust Company] [insert if a Definitive Note: _________] (the "Holder") or to its registered assigns, the principal sum of U.S.$___________ [Insert if a Global Note: or such other principal amount as shall be set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto] on November 15, 2012 (the "Maturity Date"), and to pay interest on said principal sum semi-annually on May 15 and November 15 of each year (each, an "Interest Payment Date"), commencing May 15, 2003, at the rate of 4 5/8% per annum of the principal amount then outstanding from the original issuance date of the Notes, until payment of the principal sum has been made or duly provided for, and Additional Interest, if any, payable pursuant to
Section 6 of the Registration Rights Agreement.

            The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Interest Payment Date, which shall be the 15th day (whether or not a Business Day) next preceding such Interest Payment Date, provided that interest payable on an Interest Payment Date that is a Redemption Date or the Maturity Date shall be payable to the Person to whom principal is payable. Any such interest that is payable but is not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not earlier than 10 days prior to such Special Record Date.

            Payment of the principal and interest on this Note will be made at the Place of Payment in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            Reference is made to the further provisions of this Note and to certain definitions set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Obligor has caused this instrument to be duly executed by manual or facsimile signature.

Dated:

                                          BOTTLING GROUP, LLC


                                          By:
                                             ---------------------------------
                                             Authorized Officer


                                          By:
                                             ---------------------------------
                                             Authorized Officer


                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Notes referred to in the within-mentioned Indenture.

                                          JPMORGAN CHASE BANK, as Trustee


                                          By:
                                             ---------------------------------
                                             Authorized Officer

                        [FORM OF REVERSE OF INITIAL NOTE]

                               BOTTLING GROUP, LLC

                    4 5/8% Senior Note due November 15, 2012

            Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            1. INTEREST. Bottling Group, LLC, a Delaware limited liability company (the "Obligor"), promises to pay interest on the principal amount of this Note at the rate of 4 5/8% per annum from November 15, 2002 until payment of the principal amount hereof has been made or duly provided for. The Obligor shall pay interest on each Interest Payment Date (or if such day is not a Business Day, on the next succeeding Business Day and no interest on the amount payable on such Interest Payment Date shall accrue for the intervening period). Interest on the Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date; provided that if there is no existing default or Event of Default relating to the payment of interest, and if this Note is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 15, 2003. The Obligor shall pay interest (including post-petition interest in any proceeding under any Federal or State bankruptcy, insolvency, reorganization, or other similar law) on overdue principal and premium, if any, from time to time on demand at the rate borne by this Note. The Obligor shall pay interest (including post-petition interest in any proceeding under any Federal or State bankruptcy, insolvency, reorganization, or other similar law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

            2. ADDITIONAL INTEREST. The Holder of this Note is entitled to the benefits of the Registration Rights Agreement relating to the Notes, dated as of November 7, 2002, among the Obligor, the Guarantor and the several initial purchasers named therein (the "Registration Rights Agreement"), including the right to receive, in the circumstances described therein, additional interest ("Additional Interest").

            All accrued Additional Interest shall be paid by the Obligor and the Guarantor to the Holders entitled thereto in the same manner as interest payments on the Notes on the regular interest payment dates with respect to the Notes.

            3. METHOD OF PAYMENT. The Obligor shall pay interest on the Notes (except Defaulted Interest) to the Persons who are registered Holders of Notes on the Record Date therefor, even if such Notes are cancelled after such Record Date and on or before such Interest Payment Date, except as provided in Section
2.06 of the Indenture, provided that interest payable on an Interest Payment Date that is a Redemption Date or the Maturity Date shall be payable to the Person to whom principal is payable. The Notes shall be payable as to principal, premium, if any, and interest at the office or agency of the Obligor maintained for such purpose as set forth in Section 9.02 of the Indenture, or, at the option of the Obligor, payment of interest may be made by check mailed to the Holders at their addresses set forth in the Security Register, and provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on Global Notes and a Holder of $10,000,000 or more in aggregate principal amount of Notes will be entitled to receive payments of interest, other than interest due at maturity or any date of redemption, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee in writing not less than 15 calendar days prior to the applicable Interest Payment Date. Payment of principal of, premium, if any, and interest on the Notes shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            4. PAYING AGENT AND REGISTRAR. Initially, JPMorgan Chase Bank, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Obligor may appoint and change any Paying Agent or Registrar without notice to any Holder. The Obligor or any of its Subsidiaries may act in any such capacity.

            5. INDENTURE. The Obligor issued the Notes under an Indenture dated as of November 15, 2002 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture") among the Obligor, the Guarantor and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

            6. OPTIONAL REDEMPTION. The Notes will be redeemable, in whole but not in part, upon not less than 30 nor more than 60 days' notice, at any time at the option of the Obligor, at the Redemption Price equal to the greater of: (1) 100% of the principal amount of the Outstanding Notes or (2) as determined by an Independent Investment Banker, the sum of the present value of the remaining scheduled payments of principal and interest on the Notes from the Redemption Date to the Maturity Date discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus 15 basis points; plus, for (1) or (2) above, whichever is applicable, accrued and unpaid interest on the Notes to the Redemption Date.

            7. MANDATORY REDEMPTION. The Obligor shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

            8. NOTICE OF REDEMPTION. Notice of redemption shall be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder whose Notes are to be redeemed at its registered address.

            9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Obligor may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Obligor need not exchange or register the transfer of any Note called for redemption. Also, the Obligor need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption.

            10. PERSONS DEEMED OWNERS. Except as provided in the Indenture, the registered Holder of a Note on the Registrar's books may be treated as its owner for all purposes under the Indenture.

            11. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Obligor and the Guarantor and the rights of the Holders of the Notes under the Indenture at any time by the Obligor, the Guarantor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            12. DEFAULTS AND REMEDIES. The Indenture provides that each of the following events constitutes an Event of Default with respect to this Note: (i) on and after the Issue Date: (A) failure to make any payment of principal when due (whether at maturity, upon redemption or otherwise) on the Notes; (B) failure to make any payment of interest when due on the Notes, which failure is not cured within 30 days; (C) failure of the Obligor to observe or perform any of its other covenants or warranties under the Indenture for the benefit of the holders of the Notes, which failure is not cured within 90 days after notice is given as specified in the Indenture; (D) certain events of bankruptcy, insolvency, or reorganization of the Obligor, PBG or any Restricted Subsidiary of PBG; (E) the maturity of any Debt of the Obligor, PBG or any Restricted Subsidiary of PBG having a then outstanding principal amount in excess of $50 million shall have been accelerated by any holder or holders thereof or any trustee or agent acting on behalf of such holder or holders, in accordance with the provisions of any contract evidencing, providing for the creation of or concerning such Debt or failure to pay at the stated maturity (and the expiration of any grace period) any Debt of the Obligor, PBG or any Restricted Subsidiary of PBG having a then outstanding principal amount in excess of $50 million; and (ii) on and after the Guarantee Commencement Date (in the event that the Guarantee Commencement Date shall occur): (A) failure of the Guarantor to observe or perform any of its covenants or warranties under the Indenture for the benefit of the holders of the Notes, which failure is not cured within 90 days after notice is given as specified in the Indenture; (B) certain events of bankruptcy, insolvency, or reorganization of the Guarantor; and (C) the Guarantee of the Notes ceases to be in full force or effect or the Guarantor denies or disaffirms its obligations under the Guarantee.

            If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

            13. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            14. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT
(= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            15. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Obligor has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

            16. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to rules governing the conflict of laws.

            [Include if this Note is a Regulation S Global Note]

            17. ISIN NUMBERS. The Obligor has caused ISIN numbers to be printed on the Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        -------------------------------------------------------
to transfer this Note on the books of the Obligor. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                               Your Signature:
     -----------------------------                 -----------------------------

                                    (Sign exactly as your name appears on the face of this Note)

                                    Tax Identification No:
                                                          ----------------------

                                    SIGNATURE GUARANTEE:


                                    --------------------------------------------
                                    Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(1)

            The following exchanges of a part of this Global Note for a Global Note or a Definitive Note, or exchanges of a Definitive Note for an interest in this Global Note, have been made:

                                                         Principal
                      Amount of         Amount of     Amount of this   Signature of
                     decrease in       increase in      Global Note     authorized
                      Principal         Principal     following such    officer of
                    Amount of this   Amount of this      decrease       Trustee or
Date of Exchange     Global Note       Global Note     (or increase)    Custodian
----------------    --------------   --------------   --------------   ------------

----------------    --------------   --------------   --------------   ------------

----------------    --------------   --------------   --------------   ------------


--------------------
(1) THIS SHOULD BE INCLUDED ONLY IF THE NOTE IS ISSUED IN GLOBAL FORM.

                                                                       EXHIBIT B

                              FORM OF SERIES B NOTE

                         [FORM OF FACE OF SERIES B NOTE]

           [Insert Global Note Legend, if applicable, pursuant to the provisions of the Indenture]

                               BOTTLING GROUP, LLC

               4 5/8% Series B Senior Note due November 15, 2012

No. R-_____               $________________
                          [If the Note is a Global Note, include the following:]
                          as revised by the Schedule of Exchanges of Interests in the Global Note attached hereto

            BOTTLING GROUP, LLC, a Delaware limited liability company (herein called the "Obligor"), for value received, hereby promises to pay to [insert if a Global Note: Cede & Co. as nominee for The Depository Trust Company] [insert if a Definitive Note: _________] (the "Holder") or to its registered assigns, the principal sum of U.S.$___________ [Insert if a Global Note: or such other principal amount as shall be set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto] on November 15, 2012 (the "Maturity Date"), and to pay interest on said principal sum semi-annually on May 15 and November 15 of each year (each, an "Interest Payment Date"), commencing May 15, 2003, at the rate of 4 5/8% per annum of the principal amount then outstanding from the original issuance date of the Notes, until payment of the principal sum has been made or duly provided for.

            The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Interest Payment Date, which shall be the 15th day (whether or not a Business Day) next preceding such Interest Payment Date, provided that interest payable on an Interest Payment Date that is a Redemption Date or the Maturity Date shall be payable to the Person to whom principal is payable. Any such interest that is payable but is not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not earlier than 10 days prior to such Special Record Date.

            Payment of the principal and interest on this Note will be made at the Place of Payment in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            Reference is made to the further provisions of this Note and to certain definitions set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Obligor has caused this instrument to be duly executed by manual or facsimile signature.

Dated:

                                          BOTTLING GROUP, LLC


                                          By:
                                             ---------------------------------
                                             Authorized Officer


                                          By:
                                             ---------------------------------
                                             Authorized Officer


                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Notes referred to in the within-mentioned Indenture.

                                          JPMORGAN CHASE BANK, as Trustee


                                          By:
                                             ---------------------------------
                                             Authorized Officer

                       [FORM OF REVERSE OF SERIES B NOTE]

                               BOTTLING GROUP, LLC

               4-5/8% Series B Senior Note due November 15, 2012

            Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            1. INTEREST. Bottling Group, LLC, a Delaware limited liability company (the "Obligor"), promises to pay interest on the principal amount of this Note at the rate of 4-5/8% per annum from November 15, 2002 until payment of the principal amount hereof has been made or duly provided for. The Obligor shall pay interest on each Interest Payment Date (or if such day is not a Business Day, on the next succeeding Business Day and no interest on the amount payable on such Interest Payment Date shall accrue for the intervening period). Interest on the Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date; provided that if there is no existing default or Event of Default relating to the payment of interest, and if this Note is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 15, 2003. The Obligor shall pay interest (including post-petition interest in any proceeding under any Federal or State bankruptcy, insolvency, reorganization, or other similar law) on overdue principal and premium, if any, from time to time on demand at the rate borne by this Note. The Obligor shall pay interest (including post-petition interest in any proceeding under any Federal or State bankruptcy, insolvency, reorganization, or other similar law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

            2. METHOD OF PAYMENT. The Obligor shall pay interest on the Notes (except Defaulted Interest) to the Persons who are registered Holders of Notes on the Record Date therefor, even if such Notes are cancelled after such Record Date and on or before such Interest Payment Date, except as provided in Section
2.06 of the Indenture, provided that interest payable on an Interest Payment Date that is a Redemption Date or the Maturity Date shall be payable to the Person to whom principal is payable. The Notes shall be payable as to principal, premium, if any, and interest at the office or agency of the Obligor maintained for such purpose as set forth in Section 9.02 of the Indenture, or, at the option of the Obligor, payment of interest may be made by check mailed to the Holders at their addresses set forth in the Security Register, and provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on Global Notes and a Holder of $10,000,000 or more in aggregate principal amount of Notes will be entitled to receive payments of interest, other than interest due at maturity or any date of redemption, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee in writing not less than 15 calendar days prior to the applicable Interest Payment Date. Payment of principal of, premium, if any, and interest on the Notes shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            3. PAYING AGENT AND REGISTRAR. Initially, JPMorgan Chase Bank, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Obligor may appoint and change any Paying Agent or Registrar without notice to any Holder. The Obligor or any of its Subsidiaries may act in any such capacity.

            4. INDENTURE. The Obligor issued the Notes under an Indenture dated as of November 15, 2002 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture") among the Obligor, the Guarantor and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

            5. OPTIONAL REDEMPTION. The Notes will be redeemable, in whole but not in part, upon not less than 30 nor more than 60 days' notice, at any time at the option of the Obligor, at the Redemption Price equal to the greater of: (1) 100% of the principal amount of the Outstanding Notes or (2) as determined by an Independent Investment Banker, the sum of the present value of the remaining scheduled payments of principal and interest on the Notes from the Redemption Date to the Maturity Date discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus 15 basis points; plus, for (1) or (2) above, whichever is applicable, accrued and unpaid interest on the Notes to the Redemption Date.

            6. MANDATORY REDEMPTION. The Obligor shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

            7. NOTICE OF REDEMPTION. Notice of redemption shall be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder whose Notes are to be redeemed at its registered address.

            8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Obligor may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Obligor need not exchange or register the transfer of any Note called for redemption. Also, the Obligor need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption.

            9. PERSONS DEEMED OWNERS. Except as provided in the Indenture, the registered Holder of a Note on the Registrar's books may be treated as its owner for all purposes under the Indenture.

            10. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Obligor and the Guarantor and the rights of the Holders of the Notes under the Indenture at any time by the Obligor, the Guarantor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            11. DEFAULTS AND REMEDIES. The Indenture provides that each of the following events constitutes an Event of Default with respect to this Note: (i) on and after the Issue Date (A) failure to make any payment of principal when due (whether at maturity, upon redemption or otherwise) on the Notes; (B) failure to make any payment of interest when due on the Notes, which failure is not cured within 30 days; (C) failure of the Obligor to observe or perform any of its other covenants or warranties under the Indenture for the benefit of the holders of the Notes, which failure is not cured within 90 days after notice is given as specified in the Indenture; (D) certain events of bankruptcy, insolvency, or reorganization of the Obligor, PBG or any Restricted Subsidiary of PBG; (E) the maturity of any Debt of the Obligor, PBG or any Restricted Subsidiary of PBG having a then outstanding principal amount in excess of $50 million shall have been accelerated by any holder or holders thereof or any trustee or agent acting on behalf of such holder or holders, in accordance with the provisions of any contract evidencing, providing for the creation of or concerning such Debt or failure to pay at the stated maturity (and the expiration of any grace period) any Debt of the Obligor, PBG or any Restricted Subsidiary of PBG having a then outstanding principal amount in excess of $50 million; and (ii) on and after the Guarantee Commencement Date (in the event that the Guarantee Commencement Date shall occur) (A) failure of the Guarantor to observe or perform any of its covenants or warranties under the Indenture for the benefit of the holders of the Notes, which failure is not cured within 90 days after notice is given as specified in the Indenture; (B) certain events of bankruptcy, insolvency, or reorganization of the Guarantor; and (C) the Guarantee of the Notes ceases to be in full force or effect or the Guarantor denies or disaffirms its obligations under the Guarantee.

            If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

            12. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            13. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            14. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Obligor has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

            15. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to rules governing the conflict of laws.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        --------------------------------------------------------
to transfer this Note on the books of the Obligor. The agent may substitute another to act for him.



Date:                               Your Signature:
     ----------------------------                  -----------------------------

                                    (Sign exactly as your name appears on the face of this Note)

                                    Tax Identification No:
                                                          ----------------------

                                    SIGNATURE GUARANTEE:


                                    --------------------------------------------
                                    Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(2)

            The following exchanges of a part of this Global Note for a Global Note or a Definitive Note, or exchanges of a Definitive Note for an interest in this Global Note, have been made:

                                                         Principal
                      Amount of         Amount of     Amount of this    Signature of
                     decrease in       increase in      Global Note      authorized
                      Principal         Principal     following such     officer of
                    Amount of this   Amount of this      decrease        Trustee or
Date of Exchange     Global Note       Global Note     (or increase)     Custodian
----------------    --------------   --------------   --------------    ------------

----------------    --------------   --------------   --------------    ------------

----------------    --------------   --------------   --------------    ------------


--------------------
(2) THIS SHOULD BE INCLUDED ONLY IF THE NOTE IS ISSUED IN GLOBAL FORM.

                                                                       EXHIBIT C

                        CERTIFICATE TO BE DELIVERED UPON
                  EXCHANGE OR REGISTRATION OF TRANSFER OF NOTES

                 Re: 4-5/8% Senior Notes due November 15, 2012
                             of Bottling Group, LLC

            Reference is hereby made to the Indenture, dated as of November 15, 2002 (as amended and supplemented from time to time, the "Indenture"), among Bottling Group, LLC, PepsiCo, Inc. and JPMorgan Chase Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

            This Certificate relates to $_______________ principal amount of Notes [in the case of an interest in a Rule 144A Global Note or a Regulation S Global Note: which represents an interest in a [Rule 144A Global Note] [Regulation S Global Note] beneficially owned by] [in the case of a Definitive
Note: which are held in the name of] the undersigned (the "Transferor").

            The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

            In connection with such request and in respect of each such Note, the Transferor does hereby certify to the Obligor and the Trustee as follows:*

            [ ] Such Note is owned by the Transferor and is being exchanged without transfer; or

            [ ] Such Note is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")), in a transaction meeting the requirements of Rule 144A under the Securities Act; or

            [ ] Such Note is being transferred in accordance with Rule 144(k) under the Securities Act; or

            [ ] Such Note is being transferred to a person located outside the United States and is not a "U.S. person" as defined in Regulation S under the Securities Act in a transaction meeting the requirements of Rule 903 or 904 under the Securities Act; or

            [ ] Such Note is being transferred to the Obligor or one of its Affiliates.


--------------------

*     Check the applicable box.

                                          [INSERT NAME OF TRANSFEROR]


                                          By:
                                             ------------------------

Date:

                                                                       EXHIBIT D

                                    GUARANTEE

            PepsiCo, Inc., a North Carolina corporation (hereinafter referred to as the "Guarantor"), which term includes any successor or assign under the Indenture, dated as of November 15, 2002, among Bottling Group, LLC, a Delaware limited liability company or any successor thereto (the "Obligor"), the Guarantor and JPMorgan Chase Bank, as trustee, (the "Indenture"), hereby irrevocably and unconditionally guarantees to the Holders of the Notes and the Trustee that: (i) (A) in the event of a full guarantee as described in Section 11.01(1) of the Indenture, the principal of, premium, if any, and interest on the Notes will be duly and punctually paid in full when due, whether at stated maturity, by acceleration, redemption or otherwise, together with interest on overdue principal, and premium, if any, and (to the extent permitted by law) interest on any interest, if any, on the Notes and all other monetary obligations of the Obligor to the Holders under the Indenture or the Notes will be promptly paid in full, all in accordance with the terms hereof or (B) in the event of a partial guarantee as described in Section 11.01(2) of the Indenture, the Partial Guarantee Percentage of the principal of, premium, if any, and interest on the Notes will be duly and punctually paid in full when due, whether at stated maturity, by acceleration, redemption or otherwise, together with interest on the Partial Guarantee Percentage of such overdue principal, and premium, if any, and (to the extent permitted by law) interest, if any, on the Notes and the Partial Guarantee Percentage of all other monetary obligations of the Obligor to the Holders under the Indenture or the Notes, all in accordance with the terms hereof; and (ii) in case of any extension of time of payment or renewal of any of the Notes or any of such other monetary obligations, the amount set forth in clause (A) or (B) above, whichever is applicable, will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, redemption or otherwise.

            The obligations of the Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XI of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

            No stockholder, officer, director or incorporator, as such, past, present or future of the Guarantor shall have any liability under this Guarantee by reason of his, her or its status as such stockholder, officer, director or incorporator.

            This is a continuing Guarantee and shall remain in full force and effect from and including the Guarantee Commencement Date (in the event that the Guarantee Commencement Date shall occur) and shall, in accordance with the terms of the Guarantee and the Indenture, be binding upon the Guarantor and its successors and assigns until (a) full and final payment and performance of all other monetary obligations of the Obligor to the Holders under the Indenture or the Notes or (b) full and final payment by the Guarantor of the same to the extent specified in clause (i)(A) or (i)(B) above, and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

            This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

            IF THE GUARANTEE COMMENCEMENT DATE SHALL NOT OCCUR, THIS GUARANTEE SHALL NOT BECOME EFFECTIVE, AND THE GUARANTOR SHALL NOT HAVE ANY OBLIGATIONS UNDER THIS GUARANTEE OR THE INDENTURE.

            THE TERMS OF ARTICLE XI OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

            Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

Dated:

                                          PEPSICO, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title: